SCHWAB ONESOURCE CHOICE VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated May 1, 2017

to the Prospectus dated May 1, 2017

This Rate Sheet Supplement (the “Supplement”) amends certain information contained in the Schwab OneSource Choice Variable Annuity Prospectus dated May 1, 2017 (the “Prospectus”). Capitalized terms not defined in this Supplement have the same meaning as set forth in the Prospectus. This Supplement must be accompanied by, and read in conjunction with, the Prospectus. If you would like a copy of the current Prospectus, please contact the Retirement Resource Operations Center toll-free at (800) 838-0650. The Prospectus and this Supplement can also be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching with File No. 333-194044.

This Supplement declares the Guaranteed Annual Withdrawal % (the “GAW%”) and Joint Guaranteed Annual Withdrawal % (the “Joint GAW%”) applicable to all GLWB Riders for Contracts the applications for which are signed during the effective dates detailed below.

Contract Applications Signed Prior to May 1, 2017:

To receive the following GAW% or Joint GAW%, your Schwab OneSource Choice Variable Annuity application must be signed prior to May 1, 2017, your application must be received by us within 10 days of signing, and your initial Contribution must be received by us within 30 days of receipt of your application. If these terms are met, the following GAW% and Joint GAW% will apply to your Contract and cannot be changed. Rates reflected in Rate Sheet Supplements that were not in effect during this time period will not apply to your Contract.

Guaranteed Lifetime Withdrawal Benefit Rider: The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:

GAW% Table
	Age 59 1⁄2 - 64	Age 65 - 69	Age 70 - 79	Age 80+
% of Covered Fund Value	4.00%	5.00%	6.00%	7.00%

If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:

Joint GAW% Table
	Age 59 1⁄2 - 64	Age 65 - 69	Age 70 - 79	Age 80+
% of Covered Fund Value	3.50%	4.50%	5.50%	6.50%

Contract Applications Signed on or after May 1, 2017:

To receive the following GAW% or Joint GAW%, your Schwab Advisor Choice Variable Annuity application must be signed on or after May 1, 2017, your application must be received by us within 10 days of signing, and your initial Contribution must be received by us within 30 days of receipt of your application. If these terms are met, the following GAW% and Joint GAW% will apply to your Contract and cannot be changed. Rates reflected in Rate Sheet Supplements that were not in effect during this time period will not apply to your Contract. The terms of a Rate Sheet Supplement with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. If we file a new Rate Sheet Supplement, the terms of this Supplement (including the GAW%s and Joint GAW%s) will be superseded by the terms of the new Rate Sheet Supplement. The current and any proposed Rate Sheet Supplements may be found on the SEC’s website (www.sec.gov) by searching for File No. 333-194044.

Guaranteed Lifetime Withdrawal Benefit Rider: The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:

GAW% Table
	Age 59 1⁄2 - 64	Age 65 - 69	Age 70 - 79	Age 80+
% of Covered Fund Value	4.00%	5.00%	5.50%	6.50%

If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:

Joint GAW% Table
	Age 59 1⁄2 - 64	Age 65 - 69	Age 70 - 79	Age 80+
% of Covered Fund Value	3.50%	4.50%	5.00%	6.00%

If you have any questions regarding this Supplement, including questions about the date your application was signed or the rates applicable to you, please call the Retirement Resource Operations Center toll-free at (800) 838-0650, or write to the Retirement Resource Operations Center at PO Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

Statement of Additional Information dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.

SCHWAB ONESOURCE CHOICE VARIABLE ANNUITYTM

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Overview

This Prospectus describes the Schwab OneSource Choice Variable AnnuityTM (the “Contract”), an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company of New York (“we,” “us,” or “Great-West”) issues the Contract to eligible persons in the state of New York.

The Contract may be owned by one or two individuals. A Contract may also be owned by a Grantor Trust that exists for one individual Grantor or two individual Grantors who are each other’s spouse.

When you contribute money to the Schwab OneSource Choice Variable Annuity, you decide how to allocate your money among the various investment options available through Variable Annuity-1 Series Account (the “Series Account”). The Series Account consists of two segments: the Investment Segment (relating to the base Contract) and the Income Segment (relating to an optional Guaranteed Lifetime Withdrawal Benefit Rider). We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Segment or a Covered Fund under the Income Segment.

Investment Segment Portfolios:

AB VPS Growth and Income Portfolio – Class A Shares

AB VPS Growth Portfolio – Class A Shares

AB VPS International Growth Portfolio – Class A Shares*

AB VPS Real Estate Investment Portfolio – Class A Shares

AB VPS Small/Mid Cap Value Portfolio – Class A Shares

Alger Capital Appreciation Portfolio – Class I-2 Shares

Alger Large Cap Growth Portfolio – Class I-2 Shares

Alger Mid Cap Growth Portfolio – Class I-2 Shares*

ALPS/Red Rocks Listed Private Equity Portfolio – Class I Shares

American Century Investments VP Balanced Fund – Class I Shares

American Century Investments VP Income & Growth Fund – Class I Shares

American Century Investments VP International Fund – Class I Shares

American Century Investments VP Mid Cap Value Fund – Class II Shares

American Century Investments VP Value Fund – Class I Shares

American Funds IS® New World Fund – Class 2 Shares

BlackRock Global Allocation V.I. Fund – Class I Shares

ClearBridge Variable Mid Cap Portfolio – Class I Shares

ClearBridge Variable Small Cap Growth Portfolio – Class I Shares

Columbia Variable Portfolio – Large Cap Growth Fund – Class 2 Shares

Columbia Variable Portfolio – Seligman Global Technology Fund – Class 2 Shares

Columbia Variable Portfolio – Small Cap Value Fund – Class 2 Shares

Delaware VIP Emerging Markets Series – Standard Class Shares

Delaware VIP Small Cap Value Series – Standard Class Shares

Delaware VIP Smid Cap Core Series (formerly Delaware VIP Smid Cap Growth Series) – Standard Class Shares

Delaware VIP Value Series – Standard Class Shares

The date of this Prospectus is May 1, 2017.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Deutsche Capital Growth VIP – Class A Shares

Deutsche Core Equity VIP – Class A Shares

Deutsche CROCI® U.S. VIP. – Class A Shares* (formerly Deutsche Large Cap Value VIP)

Deutsche Global Small Cap VIP – Class A Shares

Deutsche Small Cap Index VIP – Class A Shares

Deutsche Small Mid Cap Value VIP – Class A Shares*

Deutsche Small Mid Cap Growth VIP – Class A Shares

Dreyfus Investment Portfolios MidCap Stock Portfolio – Initial Shares

Dreyfus Variable Investment Fund Appreciation Portfolio – Initial Shares*

Dreyfus Variable Investment Fund Growth and Income Portfolio – Initial Shares

Federated Fund for U.S. Government Securities II

Franklin Small Cap Value VIP Fund – Class 2 Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Service Shares

Great-West Goldman Sachs Mid Cap Value Fund – Investor Class

Great-West Invesco Small Cap Value Fund – Investor Class

Great-West Loomis Sayles Bond Fund – Investor Class

Great-West T. Rowe Price Mid Cap Growth Fund – Investor Class

Invesco V.I. Comstock Fund – Series I Shares

Invesco V.I. Growth and Income Fund – Series I Shares

Invesco V.I. High Yield Fund – Series I Shares

Invesco V.I. International Growth Fund – Series I Shares

Invesco V.I. Mid Cap Core Equity Fund – Series I Shares*

Invesco V.I. Small Cap Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares*

Ivy VIP International Core Equity

Janus Aspen Balanced Portfolio – Service Shares

(effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Balanced Portfolio)

Janus Aspen Flexible Bond Portfolio – Service Shares

(effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Flexible Bond Portfolio)

Janus Aspen Global Research Portfolio – Institutional Shares

(effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Global Research Portfolio)

Janus Aspen Global Technology Portfolio – Service Shares

(effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Global Technology Portfolio)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares*

(effective on or about May 19, 2017, this fund will be liquidated)

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares

Lazard Retirement Emerging Markets Equity Series Portfolio – Service Shares

LVIP Baron Growth Opportunities Fund – Service Class Shares

MFS VIT II International Value Portfolio – Service Class Shares

MFS VIT III Mid Cap Value Portfolio – Initial Class Shares

MFS VIT Utilities Series – Service Class Shares

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio – Class S Shares

NVIT Mid Cap Index Fund – Class II Shares

Oppenheimer Global Fund/VA – Non-Service Shares

Oppenheimer International Growth Fund/VA – Non-Service Shares

Oppenheimer Main Street Small Cap Fund®/VA – Non-Service Shares

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class Shares

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class Shares

PIMCO VIT High Yield Portfolio – Administrative Class Shares

PIMCO VIT Low Duration Portfolio – Administrative Class Shares

PIMCO VIT Real Return Portfolio – Administrative Class Shares

PIMCO VIT Total Return Portfolio – Administrative Class Shares

Pioneer Fund VCT Portfolio – Class I Shares

Pioneer Mid Cap Value VCT Portfolio – Class II Shares*

Pioneer Select Mid Cap Growth VCT Portfolio – Class I Shares

Putnam VT American Government Income Fund – Class IB Shares

Putnam VT Equity Income Fund – Class IB Shares

Putnam VT Global Asset Allocation Fund – Class IA Shares

Putnam VT Global Health Care Fund – Class IB Shares*

Putnam VT Income Fund – Class IA Shares

Putnam VT International Equity Fund – Class IA Shares

Putnam VT International Value Fund – Class IA Shares

Putnam VT Investors Fund – Class IA Shares

Putnam VT Small Cap Value Fund – Class IA Shares

Schwab Government Money Market PortfolioTM (formerly Schwab Money Market Portfolio)

Schwab S&P 500 Index Portfolio

Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund

Sentinel Variable Products Small Company Fund

T. Rowe Price Health Sciences Portfolio II

Templeton Foreign VIP Fund – Class 2 Shares

Templeton Global Bond VIP Fund – Class 2 Shares

Touchstone VST Focused Fund

VanEck VIP Global Hard Assets Fund – Class S Shares

VanEck VIP Unconstrained Emerging Markets Bond Fund – Initial Class Shares*

Wells Fargo VT Discovery Fund – Class 2 Shares

Wells Fargo VT Omega Growth Fund – Class 2 Shares

Wells Fargo VT Opportunity Fund – Class 2 Shares

Income Segment Covered Fund (for Contracts with the Guaranteed Lifetime Withdrawal Benefit Rider):

Great-West SecureFoundation® Balanced Fund – Investor Class Shares

The Contract currently offers only one Covered Fund; however, Great-West may make additional Covered Funds available to Contract Owners in the future.

* The Sub-Account investing in this Portfolio is closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

This Prospectus provides important information about the Series Account and investment options that you should know before purchasing the Schwab OneSource Choice Variable Annuity, including a description of the material rights and obligations under the Contract. It is important that you read the Contract, riders, and any amendments and endorsements. Please read this Prospectus carefully and keep it on file for future reference. We offer other variable annuity products with different product features, benefits and charges.

You can find more detailed information pertaining to the Series Account in the Statement of Additional Information (“SAI”) dated May 1, 2017 (as may be amended from time to time), which has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Prospectus as a matter of law, which means it is legally a part of this Prospectus. You can find the SAI’s table of contents on the last page of this Prospectus. You may obtain a copy of the SAI without charge by contacting the Retirement Resource Operations Center at the address or phone number listed below. Or, you can obtain it by visiting the SEC’s website at www.sec.gov. This website also contains material incorporated by reference and other information about the Series Account that has been filed electronically with the SEC.

The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.

For account information, please contact:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

(800) 838-0650

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

Independent Registered Public Accounting Firm and Independent Auditors	57

Available Information	57

Appendix A - Condensed Financial Information	App A-1

Appendix B - Net Investment Factor	App B-1

Definitions

1035 Exchange – A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.

Accumulation Period – The time period between the Effective Date and the earlier of the Payout Election Date or the Annuity Commencement Date. During this period, you are contributing to the annuity.

Accumulation Unit – An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.

Alternate Payee – Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.

Annuitant (Joint Annuitant) – The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. If you select a Joint Annuitant, “Annuitant” means the older Joint Annuitant or the sole surviving Joint Annuitant, unless otherwise stated. Joint Annuitants must be one another’s Spouse as of the Effective Date. If you name a Contingent Annuitant, the Annuitant will be considered the “Primary Annuitant.”

Annuity Account – An account we establish in your name that reflects all account activity under your Contract in both the Investment Segment and the Income Segment.

Schwab OneSource Choice Variable Annuity Structure

Your Total Annuity Account can be made up of both the Investment Segment and the Income Segment

Annuity Account Value – The sum of the value of each Sub-Account you have selected in both the Investment Segment and Income Segment. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.

Annuity Commencement Date – The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 99th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur prior to or on the Annuitant’s 99th birthday.

Annuity Payout Period – The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.

Annuity Unit – An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.

Attained Age – During the Guaranteed Annual Withdrawal Phase, the age of the Covered Person (or the age of the younger Joint Covered Person) on the Ratchet Date.

Automatic Bank Draft Plan – A feature, if made available by Great-West, that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

Beneficiary – The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the death benefit or elect to continue this Contract in force.

Benefit Base – For purposes of the GLWB Rider, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate Guaranteed Annual Withdrawals.

Business Day – Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.

Code – The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.

Contingent Annuitant – The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and before annuity payouts have begun.

Contingent Beneficiary – The person you may designate to become the Beneficiary when the primary Beneficiary dies.

Contributions – Amounts of money you invest or deposit into your Annuity Account.

Covered Fund – Interests in Sub-Account(s) designated for the Income Segment.

•	Great-West SecureFoundation® Balanced Fund – Investor Class Shares
•	Any other Portfolio we approve for the GLWB

Covered Fund Value – The aggregate value of each Covered Fund.

Covered Person(s) – For purposes of the GLWB Rider, the person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract.

Death Benefit – The amount payable to the Beneficiary when the Owner or the Annuitant dies, as applicable.

Decree – A divorce or separation instrument, as defined in Section 71(b)(2) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Great-West accepts and approves, except as otherwise agreed.

Distributions – Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.

Effective Date – The date on which the first Contribution is credited to your Annuity Account.

Excess Withdrawal – An amount either distributed or transferred from the Covered Fund during the GLWB Accumulation Phase or any amount combined with all other amounts that exceed the annual GAW during the GAW Phase that reduces your Benefit Base. The Guarantee Benefit Fee and the M&E Charge shall not be treated as a Distribution or Excess Withdrawal for this purpose.

Guarantee Benefit Fee – The fee associated with the Income Segment and GLWB Rider. The Guarantee Benefit Fee also is sometimes referred to as the GLWB Rider Fee. For Contract applications signed before May 1, 2017, the Guarantee Benefit Fee is based on a percentage of Covered Fund Value. For Contract applications signed on or after May 1, 2017, the Guarantee Benefit Fee is based on a percentage of the Benefit Base.

Guaranteed Annual Withdrawal (GAW) – For purposes of the GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s).

Guaranteed Annual Withdrawal Percentage (GAW%) – The percentage of the Benefit Base that determines the amount of the GAW. The GAW% applicable to new Contract purchases is disclosed in a Rate Sheet Supplement to this Prospectus applicable on the date you signed the application to purchase the Contract. For the GAW% applicable to applications signed prior to May 1, 2017, please see “Guaranteed Lifetime Withdrawal Benefit,” below.

Guaranteed Annual Withdrawal (GAW) Phase – The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.

Guaranteed Lifetime Withdrawal Benefit (GLWB) – A payment option offered by the GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) will receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.

GLWB Accumulation Phase – The period of time between the GLWB Rider Election Date and the Initial Installment Date.

GLWB Rider – The Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider issued to the Owner which specifies the benefits, rights, privileges, and obligations of the Owner and Great-West in the Income Segment, as modified by the Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. The GLWB Rider is initiated by allocating Contributions to the Income Segment Covered Fund. All guarantees are subject to the claims paying ability of Great-West. The GAW% and Joint GAW% applicable to new Contract purchases are disclosed in a Rate Sheet Supplement to this Prospectus applicable on the date you signed the application to purchase the Contract. For the GAW% and Joint GAW% applicable to applications signed prior to May 1, 2017, please see “Guaranteed Lifetime Withdrawal Benefit,” below.

GLWB Rider Contributions – Owner directed amounts received and allocated to the Owner’s Covered Fund in the Income Segment, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. We reserve the right to stop accepting GLWB Rider Contributions at any time and will provide the Owner with a 30 day notice.

GLWB Rider Election Date – The Business Day on which the Owner or Beneficiary elects the GLWB option in the GLWB Rider by allocating GLWB Rider Contributions to the Covered Fund. The GLWB Rider Election Date shall be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 85 years old.

GLWB Settlement Phase – The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive during which Installments will continue to be paid.

Grantor – The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. All Grantors must be individuals.

Grantor Trust – A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the grantor(s). We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or has two Grantors who are one another’s Spouse as of the Effective Date.

Income Segment – Assets allocated to the Sub-Account(s) associated with the optional GLWB Rider attached to the Contract.

Income Segment Account Value – The sum of the values of the Sub-Accounts in the Income Segment credited to the Owner under the Annuity Account. The Income Segment Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.

Investment Segment – Assets allocated to the Sub-Accounts not associated with the optional GLWB Rider attached to the Contract.

Investment Segment Account Value – The sum of the values of the Sub-Accounts in the Investment Segment credited to the Owner under the Annuity Account. The Investment Segment Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.

Initial Installment Date – The date of the first Installment under the GLWB, which must be a Business Day.

Installments – Periodic payments of the GAW.

Joint GAW% – The GAW% used with the GLWB Rider if there are two Covered Persons. The Joint GAW% applicable to new Contract purchases is disclosed in a Rate Sheet Supplement to this Prospectus applicable on the date you signed the application to purchase the Contract. For the GAW% and Joint GAW% applicable to applications signed prior to May 1, 2017, please see “Guaranteed Lifetime Withdrawal Benefit,” below.

Mortality and Expense Risk Charge (M&E Charge) – An amount deducted from your Annuity Account Value at the end of each valuation period to compensate Great-West for bearing certain mortality and expense risks under the Contract.

Non-Qualified Annuity Contract – An annuity Contract which is not intended to satisfy the requirements of Sections 408(b) (IRAs) or 408A (Roth IRAs) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.

Owner (Joint Owner) or You – The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Contract is intended to be held as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person or a Grantor Trust. In the event that the Owner is a Grantor Trust, all references to the life, age or death of the Owner shall pertain to the life, age or death of the Grantor(s).

Qualified Annuity Contract – An annuity contract that is intended to qualify under Sections 408(b) (IRAs) or 408A (Roth IRAs) of the Code. We may issue this Contract as a Qualified Annuity Contract.

Payout Election Date – The date on which annuity payouts or periodic withdrawals begin from the Investment Segment. The Payout Election Date must occur before the Annuitant’s 99th birthday.

Portfolio – A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested.

Premium Tax – A tax that a state or other governmental authority may assess at the time you make a Contribution, make withdrawals, or when annuity payments begin. The Premium Tax rate in New York for annuities is 0%, given the total mix of Great-West’s business in New York.

Ratchet – For purposes of the GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.

Ratchet Date – During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. A Reset may also occur on the Ratchet Date during the GAW Phase. For Contract applications signed before May 1, 2017, if the anniversary is a non-Business Day, the Ratchet Date shall be the preceding Business Day for that year. For Contract applications signed on or after May 1, 2017, if the anniversary is a non-Business Day, the Ratchet Date shall be the following Business Day for the year.

Rate Sheet Supplement – Supplements to the Prospectus which we periodically file with the SEC that detail and modify certain rates associated with the GLWB Rider for new Contract purchases. Rate Sheet Supplements will disclose the GAW%s and the Joint GAW%s for all GLWB Riders applicable for a specified range of dates. The terms of a Rate Sheet Supplement (including GAW%s, Joint GAW%s) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. Historical GAW%s and Joint GAW%s reflected in Rate

Sheet Supplements may be found in the Statement of Additional Information, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-194044. For the GAW% and Joint GAW% applicable to applications signed prior to May 1, 2017, please see “Guaranteed Lifetime Withdrawal Benefit,” below. For the GAW% and Joint GAW% applicable to applications signed on or after May 1, 2017, please refer to the Rate Sheet Supplement attached to your prospectus.

Request – Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West that the Retirement Resource Operations Center receives from you, your designee (as specified in a form acceptable to Great-West) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Great-West before it is processed. A written Request shall be deemed to include electronic mail transmissions only if such transmissions include PDF or other facsimile transmissions clearly reproducing manual signatures.

Reset – A change made to the Benefit Base and GAW% if the Covered Fund Value multiplied by the Attained Age GAW% is higher than the current Benefit Base multiplied by the current GAW% on the Ratchet Date. Installments will not change unless Requested.

Retirement Resource Operations Center – You may write to us at P.O. Box 173920, Denver, CO 80217-3920; call us toll free at (800) 838-0650; or email us at AnnuityOperations@greatwest.com.

Series Account – Variable Annuity-1 Series Account, the segregated asset account established by Great-West under New York law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.

Spouse – A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.

Sub-Account – A division of the Series Account containing the shares of a Portfolio in the Investment Segment, the Income Segment, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements.

Surrender Value – Your Annuity Account Value on the Transaction Date of the surrender, less Premium Tax, if any.

Transaction Date – The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Transfer – Moving amounts from and among the Sub-Account(s).

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

Owner Transaction Expenses
Sales Load Imposed on Purchases	None
Deferred Sales Load	None
Surrender Fees	None
Maximum Transfer Charge	$25*

* Currently, there is no charge for Transfers. We reserve the right, however, to impose a transfer charge after we notify you. See “Transfers” below.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Fee	None

Series Account Annual Expenses (as a percentage of average Annuity Account Value)

Mortality and Expense Risk Charges (based on Death Benefit Option selected)
Option 1: Return of Annuity Account Value	0.65%
Option 2: Guaranteed Minimum Death Benefit	0.85%
Maximum Total Series Account Annual Expenses (with the most expensive death benefit option and no optional GLWB Rider selected) as a percentage of average Annuity Account Value	0.85%
Optional GLWB Rider Fees Optional Guaranteed Lifetime Withdrawal Benefit Rider (with charges assessed quarterly)
Guarantee Benefit Fee (maximum)	1.50%
Guarantee Benefit Fee (current) as a percentage of the current Covered Fund Value (for Contract applications signed before May 1, 2017)	1.00%
Guarantee Benefit Fee (current) as a percentage of the current Benefit Base (for Contract applications signed on or after May 1, 2017)	0.90%

The next item shows the minimum and maximum total operating expenses charged by the Portfolios, before any waivers or reimbursements, that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum

(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) [1]	0.03%	3.02%

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

1 The Covered Fund (the Great-West SecureFoundation Balanced Fund - Investor Class Shares) is a “funds of funds” that invests substantially all of its assets in shares of other series of Great-West Funds, Inc. (the “Underlying Portfolios”). Because of this, the Great-West SecureFoundation Balanced Fund - Investor Class Shares also bears its pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West SecureFoundation Balanced Fund - Investor Class Shares as a result of its investment in shares of one or more Underlying Portfolios.

Examples

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, Series Account annual expenses, and Portfolio fees and expenses.

Investment Segment Example. The Example below assumes that you invest $10,000 in the Investment Segment of the Contract (and nothing in the Income Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge and the maximum fees and expenses of any of the Portfolios in the Investment Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$387.00	$1,233.00	$2,185.00	$5,100.00

Income Segment Example – Maximum Guarantee Benefit Fee. The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$301.00	$967.00	$1,727.00	$4,111.00

Income Segment Example – Current Guarantee Benefit Fee (for Contract applications signed prior to May 1, 2017). The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit Fee of 1.00% of Covered Fund Value, and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$251.00	$811.00	$1,454.00	$3,501.00

Income Segment Example – Current Guarantee Benefit Fee (for Contract applications signed on or after May 1, 2017). The Example below assumes that you invest $10,000 in the Income Segment of the Contract (and nothing in the Investment Segment) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit Fee of 0.90% of Benefit Base, and the maximum fees and expenses of any of the Portfolios in the Income Segment. In addition, this Example assumes no Transfers were made and no Premium Taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$241.00	$779.00	$1,399.00	$3,375.00

These Examples do not show the effect of Premium Taxes. Premium Taxes, if any, are deducted from Contract Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See “Charges and Deductions” below.

Condensed Financial Information

Attached as Appendix A is a table showing selected information concerning Accumulation Units for each Sub-Account. An Accumulation Unit is the unit of measure that we use to calculate the value of your interest in a Sub-Account. The Accumulation Unit values reflect the deduction of the Mortality and Expense Risk Charge, but not the Guarantee Benefit Fee, if applicable, which is deducted from Covered Fund Value. The information in the table is derived from audited financial statements of the Series Account. To obtain a more complete picture of each Sub-Account’s finances and performance, you should also review the Series Account’s financial statements, which are in the Statement of Additional Information.

Summary

The Schwab OneSource Choice Variable Annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.

When you purchase the Contract, you have the option of allocating Contributions to the Sub-Accounts available in the Investment Segment (relating to the base Contract), to the Covered Fund in the Income Segment (relating to the GLWB Rider), or both. If you exercise the Income Segment option, the GLWB Rider will provide you with a guaranteed lifetime withdrawal benefit, provided all conditions, described below, are met.

How to contact the Retirement Resource Operations Center:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

(800) 838-0650

How to Invest

We refer to amounts you invest in the Contract as “Contributions.” The minimum initial Contribution is $5,000. Additional Contributions to the Investment Segment can be made at any time before you begin receiving annuity payments.

The minimum subsequent Contribution is $500 (or $100 if investing via an Automatic Bank Draft Plan, if available). However, total Contributions may not exceed $1,000,000 without prior approval from Great-West. We reserve the right to lower the minimum Contribution or accept larger maximum total Contributions. We also reserve the right to cease accepting Contributions at any time for any reason.

You may purchase the Schwab OneSource Choice Variable Annuity through an exchange of another insurance contract.

Sales and Surrender Charges.

There are no sales, redemption, surrender, or withdrawal charges under the Schwab OneSource Choice Variable Annuity.

Right of Cancellation Period

After you receive your Contract, you may examine it for 10 days during which time you may cancel your Contract as described in more detail in this Prospectus. The money you contribute to the Contract will be invested at your direction. If you purchase the Contract as a replacement of an existing life insurance or annuity contract, your right of cancellation period will be extended to 60 days.

Guaranteed Lifetime Withdrawal Benefit Rider Option

For applications signed before May 1, 2017, the Contract offers a Guaranteed Lifetime Withdrawal Benefit Rider option which calculates the Guarantee Benefit Fee as a percentage of the Covered Fund Value. For applications signed on or after May 1, 2017, the Contract offers a Guaranteed Lifetime Withdrawal Benefit Rider option which calculates the Guarantee Benefit Fee as a percentage of the Benefit Base.

Provided all conditions are met, the GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).

Effective May 1, 2017, the GAW% and Joint GAW% applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract (and satisfied other terms described in this paragraph). In order to receive the disclosed GAW% or Joint GAW%, your application must be signed after the date stated in the Rate Sheet Supplement, your application must be received by us within 10 days of signing, and your initial Contribution must be received by us within 30 days of receipt of your application. If these terms are met, the disclosed rates will apply to your Contract and cannot be changed. Terms reflected in Rate Sheet Supplements that were not in effect at such time will not apply to your Contract. The terms of a Rate Sheet Supplement (including the GAW%s and Joint GAW%s) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice.

The current and any proposed Rate Sheet Supplements may be found on the SEC’s website (www.sec.gov) by searching with File Number 333-194044. You may contact us at the Retirement Resource Operations Center for a Rate Sheet Supplement applicable to your Contract. As available, historical GAW%s and Joint GAW%s reflected in Rate Sheet Supplements may be found in the Statement of Additional Information, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-194044. For the GAW% and Joint GAW% applicable to applications signed prior to May 1, 2017, please see “Guaranteed Lifetime Withdrawal Benefit,” below. For the GAW% and Joint GAW% applicable to applications signed on or after May 1, 2017, please refer to the Rate Sheet Supplement attached to your prospectus.

All guarantees are subject to the claims paying ability of Great-West.

Payout Options

The Schwab OneSource Choice Variable Annuity offers three payout options: (1) periodic withdrawals; (2) variable annuity payouts; or (3) a single, lump-sum payment.

Prior to the Annuity Commencement Date, you can withdraw all or a part of your Annuity Account Value. There are no surrender or withdrawal charges. Certain withdrawals will normally be subject to federal income tax and may also be subject to a federal penalty tax. You may also pay a Premium Tax upon a withdrawal.

Death Benefit

If the Owner dies before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary. If the Owner dies before the entire value of the Contract is distributed, we will distribute the remaining value according to the rules outlined in the “Death Benefit” section below.

The amount distributed to your Beneficiary will depend on the Death Benefit option you select. We offer two Death Benefit options. For Option 1, the Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued. Option 1 provides for the payment of your Annuity Account Value minus any Premium Tax. For Option 2, the Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued. Option 2 provides for the payment of the greater of (1) your Annuity Account Value, minus any Premium Tax or (2) the sum of all Contributions, minus any the impact of partial withdrawals, distributions, and Premium Tax, if any. If you select Death Benefit Option 1, your Mortality and Expense Risk Charge will be 0.65%. If you choose Death Benefit Option 2, this charge will be 0.85%.

This summary highlights some of the more significant aspects of the Schwab OneSource Choice Variable Annuity. You’ll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.

Great-West Life & Annuity Insurance Company of New York

Great-West (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 489 Fifth Ave., 28th Floor, New York, New York 10017.

We are a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. (“Lifeco”), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Financial is a subsidiary of Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

Effective December 31, 2005, First Great-West Life & Annuity Insurance Company (“First Great-West”), a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of First Great-West, including the Series Account, and it became directly liable for First Great-West’s liabilities and obligations, including those with respect to other variable annuity contracts supported by the Series Account. Effective September 24, 2012, First Great-West Life & Annuity Insurance Company was then renamed to Great-West Life & Annuity Insurance Company of New York.

Any payments we are required to make to you under the GLWB Rider will depend on our long-term ability to make such payments. We will make all payments under the GLWB Rider in the GLWB Settlement Phase from our general account, which is not insulated from the claims of our third party creditors. Therefore, your receipt of payments from us is subject to our financial strength and claims paying ability. The Covered Fund does not make payments under the GLWB Rider.

The Series Account

The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

The Series Account was established in accordance with New York laws on January 15, 1997.

We own the assets of the Series Account. The income, gains, or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains, or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under the Contracts are, however, our general corporate obligations.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received, deductions, and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment Portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new Sub-Accounts or delete existing Sub-Accounts. The income, gains, or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to, or charged against, that Sub-Account without regard to the other income, gains, or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

The Portfolios

The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.

Each Portfolio:

•	holds its assets separately from the assets of the other Portfolios,
•	has its own distinct investment objectives and policies, and
•	operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ. The investment objectives of the Portfolios available under the Investment Segment are briefly described below followed by the investment objective of the Covered Fund available under the Income Segment:

The Alger Portfolios – advised by Fred Alger Management, Inc.

Alger Capital Appreciation Portfolio – Class I-2 Shares seeks long-term capital appreciation.

Alger Large Cap Growth Portfolio – Class I-2 Shares seeks long-term capital appreciation.

Alger Mid Cap Growth Portfolio – Class I-2 Shares* seeks long-term capital appreciation.

AllianceBernstein Variable Products Series Fund, Inc. – advised by AllianceBernstein, L.P.

AB VPS Growth and Income Portfolio – Class A Shares seeks long-term growth of capital.

AB VPS Growth Portfolio – Class A Shares seeks to provide long-term growth of capital.

AB VPS International Growth Portfolio – Class A Shares* seeks long-term growth of capital.

AB VPS Real Estate Investment Portfolio – Class A Shares seeks total return from long-term growth of capital and income.

AB VPS Small/Mid Cap Value Portfolio – Class A Shares seeks long-term growth of capital.

ALPS Variable Investment Trust – advised by ALPS Advisors, Inc.

ALPS/ Red Rocks Listed Private Equity Portfolio – Class I Shares seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.

American Century Investments Variable Portfolios, Inc. – advised by American Century Investment Management, Inc.

American Century Investments VP Balanced Fund – Class I Shares seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

American Century Investments VP Income & Growth Fund – Class I Shares seeks capital growth by investing in common stocks.

American Century Investments VP International Fund – Class I Shares seeks capital growth.

American Century Investments VP Mid Cap Value Fund – Class II Shares seeks long-term capital growth. Income is a secondary objective.

American Century Investments VP Value Fund – Class I Shares seeks long-term capital growth. Income is a secondary objective.

American Funds Insurance Series – advised by Capital Research and Management Company, Los Angeles, California.

American Funds IS® New World Fund – Class 2 Shares seeks long term capital appreciation.

BlackRock Variable Series Funds, Inc. – advised by BlackRock Advisors, LLC.

BlackRock Global Allocation V.I. Fund – Class I Shares seeks high total investment return.

ClearBridge Investments – advised by Legg Mason Partners Fund Advisor, LLC.

ClearBridge Variable Mid Cap Portfolio – Class I Shares seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio – Class I Shares seeks long-term growth of capital.

Columbia Funds – advised by Columbia Management Investment Advisors, LLC.

Columbia Variable Portfolio – Large Cap Growth Fund – Class 2 Shares seeks to provide shareholders with long-term capital growth.

Columbia Variable Portfolio – Seligman Global Technology Fund – Class 2 Shares seeks to provide shareholders with long-term capital appreciation.

Columbia Variable Portfolio – Small Cap Value Fund – Class 2 Shares seeks long-term capital appreciation.

Delaware VIP Trust – managed by Delaware Management Company.

Delaware VIP Emerging Markets Series – Standard Class Shares seeks long-term capital appreciation.

Delaware VIP Small Cap Value Series – Standard Class Shares seeks capital appreciation.

Delaware VIP Smid Cap Core Series – Standard Class Shares (formerly Delaware VIP Smid Cap Growth Series) seeks long-term capital appreciation.

Delaware VIP Value Series – Standard Class Shares seeks long-term capital appreciation.

Deutsche Variable Series I – advised by Deutsche Investment Management Americas, Inc.

Deutsche Capital Growth VIP – Class A Shares seeks to provide long-term growth of capital.

Deutsche Core Equity VIP – Class A Shares seeks long-term growth of capital, current income and growth of income.

Deutsche Global Small Cap VIP – Class A Shares seeks above-average capital appreciation over the long term.

Deutsche Variable Series II – advised by Deutsche Investment Management Americas, Inc.

Deutsche CROCI® U.S. VIP. – Class A Shares* (formerly Deutsche Large Cap Value VIP) seeks to achieve a high rate of total return.

Deutsche Small Mid Cap Growth VIP – Class A Shares seeks long-term capital appreciation.

Deutsche Small Mid Cap Value VIP – Class A Shares* seeks long-term capital appreciation.

Deutsche Investments VIT Funds – advised by Deutsche Investment Management, Inc.

Deutsche Small Cap Index VIP – Class A Shares seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stock of small U.S. companies.

Dreyfus Investment Portfolios – advised by The Dreyfus Corporation.

Dreyfus Investment Portfolios MidCap Stock Portfolio – Initial Shares seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400 Index), and if such fees and/or charges were included, the fees and expenses would be higher.

Dreyfus Variable Investment Fund – advised by The Dreyfus Corporation.

Dreyfus Variable Investment Fund Appreciation Portfolio – Initial Shares* seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.

Dreyfus Variable Investment Fund Growth and Income Portfolio – Initial Shares seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.

Federated Insurance Series – advised by Federated Investment Management Company.

Federated Fund for U.S. Government Securities II seeks to provide current income.

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value VIP Fund – Class 2 Shares seeks long-term total return. Advised by Franklin Advisory Services, LLC.

Templeton Foreign VIP Fund – Class 2 Shares seeks long-term capital growth. Advised by Templeton Investment Counsel, LLC.

Templeton Global Bond VIP Fund – Class 2 Shares seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. Advised by Franklin Advisers, Inc.

Goldman Sachs Variable Insurance Trust – advised by Goldman Sachs Asset Management, L.P.

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Service Shares seeks long-term growth of capital.

Great-West Funds, Inc. – advised by Great-West Capital Management, LLC of Greenwood Village, Colorado.

Great-West Goldman Sachs Mid Cap Value Fund – Investor Class seeks long-term growth of capital.

Great-West Invesco Small Cap Value Fund – Investor Class seeks long-term growth of capital.

Great-West Loomis Sayles Bond Fund – Investor Class seeks high total investment return through a combination of current income and capital appreciation.

Great-West T. Rowe Price Mid Cap Growth Fund – Investor Class seeks long-term capital appreciation.

Invesco Variable Insurance Funds – advised by Invesco Advisers, Inc.

Invesco V.I. Comstock Fund – Series I Shares seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Growth and Income Fund – Series I Shares seeks long-term growth of capital and income.

Invesco V.I. High Yield Fund – Series I Shares seeks total return, comprised of current income and capital appreciation.

Invesco V.I. International Growth Fund – Series I Shares seeks long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund – Series I Shares* seeks long-term growth of capital.

Invesco V.I. Small Cap Equity Fund – Series I Shares seeks long-term growth of capital.

Invesco V.I. Technology Fund – Series I Shares* seeks long-term growth of capital.

Ivy Funds – advised by Ivy Investment Management Company.

Ivy VIP International Core Equity seeks to provide capital growth and appreciation.

Janus Aspen Series – advised by Janus Capital Management LLC. Effective on or about June 2, 2017, this series will be renamed the Janus Henderson Series.

Janus Aspen Balanced Portfolio – Service Shares seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Balanced Portfolio.

Janus Aspen Flexible Bond Portfolio – Service Shares seeks to obtain maximum total return, consistent with preservation of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Flexible Bond Portfolio.

Janus Aspen Global Research Portfolio – Institutional Shares seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Global Research Portfolio.

Janus Aspen Global Technology Portfolio – Service Shares seeks long-term growth of capital. Effective on or about June 2, 2017, this Portfolio will be renamed the Janus Henderson Global Technology Portfolio.

JPMorgan Insurance Trust – advised by advised by J.P. Morgan Investment Management Inc.

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. (effective on or about May 19, 2017, this fund will be liquidated)

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares seeks capital growth over the long term.

Lazard Retirement Series – advised by Lazard Asset Management, LLC.

Lazard Retirement Emerging Markets Equity Series Portfolio – Service Shares seeks long-term capital appreciation.

Lincoln Variable Insurance Products Trust – advised by Lincoln Investment Advisors Corporation.

LVIP Baron Growth Opportunities Fund – Service Class Shares seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.

MFS® Variable Insurance Trust – advised by Massachusetts Financial Services Company.

MFS® VIT Utilities Series – Service Class Shares seeks total return.

MFS® Variable Insurance Trust II – advised by Massachusetts Financial Services Company.

MFS® VIT II International Value Portfolio – Service Class Shares seeks capital appreciation.

MFS® Variable Insurance Trust III – advised by Massachusetts Financial Services Company.

MFS® VIT III Mid Cap Value Value Portfolio – Initial Class Shares seeks capital appreciation.

Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Investment Advisers LLC.

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio – Class S Shares seeks growth of capital.

Nationwide Variable Insurance Trust – advised by Nationwide Fund Advisors.

NVIT Mid Cap Index Fund – Class II Shares seeks capital appreciation.

Oppenheimer Variable Account Funds – advised by OFI Global Asset Management, Inc.

Oppenheimer Global Fund/VA – Non-Service Shares seeks capital appreciation.

Oppenheimer International Growth Fund/VA – Non-Service Shares seeks capital appreciation.

Oppenheimer Main Street Small Cap Fund®/VA – Non-Service Shares seeks capital appreciation.

PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC.

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class Shares seeks maximum real return, consistent with prudent investment management.

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT High Yield Portfolio – Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio – Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio – Administrative Class Shares seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio – Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management.

Pioneer Variable Contracts Trust – advised by Pioneer Investment Management, Inc.

Pioneer Fund VCT Portfolio – Class I Shares seeks reasonable income and capital growth.

Pioneer Mid Cap Value VCT Portfolio – Class II Shares* seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Pioneer Select Mid Cap Growth VCT Portfolio – Class I Shares seeks long-term capital growth.

Putnam Variable Trust – advised by Putnam Investment Management, LLC.

Putnam VT American Government Income Fund – Class IB Shares seeks high current income with preservation of capital as its secondary objective.

Putnam VT Equity Income Fund – Class IB Shares seeks capital growth and current income.

Putnam VT Global Asset Allocation Fund – Class IA Shares seeks long-term return consistent with preservation of capital.

Putnam VT Global Health Care Fund – Class IB Shares* seeks capital appreciation.

Putnam VT Income Fund – Class IA Shares seeks high current income consistent with what Putnam Investment Management, LLC believes to be prudent risk.

Putnam VT International Equity Fund – Class IA Shares seeks capital appreciation.

Putnam VT International Value Fund – Class IA Shares seeks capital growth. Current income is a secondary objective.

Putnam VT Investors Fund – Class IA Shares seeks long-term growth of capital and any increased income that results from this growth.

Putnam VT Small Cap Value Fund – Class IA Shares seeks capital appreciation.

Schwab Annuity Portfolios – advised by Charles Schwab Investment Management, Inc.

Schwab Government Money Market PortfolioTM (formerly Schwab Money Market Portfolio) seeks the highest current income consistent with stability of capital and liquidity by investing in U.S. government securities, such as: U.S. Treasury bills and notes; other obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not fully guaranteed by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks; repurchase agreements that are collateralized fully by cash and/or U.S. government securities; and obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. This Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Schwab S&P 500 Index Portfolio seeks to track the total return of the S&P 500® Index.

Sentinel Variable Products Trust – advised by Sentinel Asset Management, Inc.

Sentinel Variable Products Bond Fund seeks high current income while seeking to control risk

Sentinel Variable Products Common Stock Fund seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole.

Sentinel Variable Products Small Company Fund seeks growth of capital.

T. Rowe Price Variable Insurance Portfolio – advised by T. Rowe Price Associates, Inc.

T. Rowe Price Health Sciences Portfolio II seeks long-term capital appreciation.

Touchstone Variable Series Trust – advised by Touchstone Advisors, Inc.

Touchstone VST Focused Fund seeks to provide investors with capital appreciation.

VanEck VIP Trust – advised by Van Eck Associates Corporation.

VanEck VIP Global Hard Assets Fund – Class S Shares seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

VanEck VIP Unconstrained Emerging Markets Bond Fund – Initial Class Shares* seeks high total return – income plus capital appreciation – by investing globally, primarily in a variety of debt securities.

Wells Fargo Advantage Funds – advised by Wells Fargo Funds Management, LLC.

Wells Fargo VT Discovery Fund – Class 2 Shares seeks long-term capital appreciation.

Wells Fargo VT Omega Growth Fund – Class 2 Shares seeks long-term capital appreciation.

Wells Fargo VT Opportunity Fund – Class 2 Shares seeks long-term capital appreciation.

* The Sub-Account investing in this Portfolio is closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).

The investment objectives of the Covered Fund available under the Income Segment are briefly described below and discussed in more detail below under “Guaranteed Lifetime Withdrawal Benefit.” The Contract currently offers only one Covered Fund; however, Great-West may make additional Covered Funds available to Contract Owners in the future.

Great-West Funds, Inc. – advised by Great-West Capital Management, LLC.

Great-West SecureFoundation® Balanced Fund – Investor Class seeks long-term capital appreciation and income.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios

Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Retirement Resource Operations Center. You may also visit https://schwab.retirementpartner.com.

You should read the Portfolios’ prospectuses carefully before making any decision concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution of Sub-Accounts

Great-West selects the Portfolios offered though the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Portfolio or an affiliate of the Portfolio will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Portfolio, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,”

below. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include Portfolios based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Portfolios of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.

Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts.

Great-West periodically reviews each Portfolio and reserves the right to discontinue the offering of any Portfolio if we determine the Portfolio no longer meets one or more of the criteria, or if the Portfolio has not attracted significant allocations. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.

Application and Initial Contributions

The first step to purchasing the Schwab OneSource Choice Variable Annuity is to complete your Contract application and submit it with your initial minimum Contribution of $5,000. You can make initial Contributions by check (payable to Great-West), by transferring amounts from an eligible brokerage account or by other methods approved by Great-West. You also may purchase the Contract through an exchange provided that the contract you are exchanging for the Schwab OneSource Choice Variable Annuity has a cash value of at least $5,000.

The Contract application and any initial Contributions made by check will be processed by the Retirement Resource Operations Center.

If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, you will be contacted by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.

Right of Cancellation Period

During the ten day right of cancellation period, you may cancel your Contract. If you purchased your Contract as a replacement of an existing contract, the right of cancellation period is extended to 60 days from the date you received it. If you exercise your right of cancellation, you must return the Contract to the Retirement Resource Operations Center or an agent of Great-West. Contracts returned during the right of cancellation period will be void from the start and we will return the Annuity Account Value plus fees and charges as of the Transaction Date the Request for cancellation is received.

Initial Contributions will be allocated to the Sub-Accounts you select in your application. If you exercise your right of cancellation, we will refund your Annuity Account Value plus any charges and fees as of the Transaction Date the Request for cancellation is received. This amount may be higher or lower than your Contributions depending on the investment performance, which means you bear the risk until we receive your Contract and Request for cancellation.

Subsequent Contributions

Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions to the Investment Segment at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500; or, $100 if made via an Automatic Bank Draft Plan, if available. Total Contributions may exceed $1,000,000 only with our prior approval.

You can make subsequent Contributions by check, Automatic Bank Draft Plan, if available, transfers from your brokerage account or other method approved by Great-West. If you make subsequent Contributions by check, your check should be payable to Great-West.

We will allocate the subsequent Contributions to the Sub-Accounts selected by you and in the proportion Requested by you. If there are no accompanying instructions, Sub-Account allocations will be made in accordance with standing instructions. Allocations will be effective upon the Transaction Date.

You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Retirement Resource Operations Center at Great-West if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.

If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value

Before the Annuity Commencement Date, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub-Account. Initially, the value of each Accumulation Unit was set at $10.00.

Each Sub-Account’s value prior to the Payout Election Date is equal to:

•	net Contributions allocated to the corresponding Sub-Account;
•	plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results;
•	minus the daily M&E Charge and/or quarterly Guarantee Benefit Fee; and
•	minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.

The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges. The Guarantee Benefit Fee is deducted from Covered Fund Value by means of the cancellation of Accumulation Units and is not part of the Accumulation Unit value calculations.

Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is the same for the Investment Segment and Income Segment, as discussed in Appendix B.

Transfers

While your Contract is in force, and subject to the terms of the GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Retirement Resource Operations Center or through the Internet at https://schwab.retirementpartner.com. Incoming Transfers to closed Sub-Accounts are not permitted; Transfers are permitted after Annuity Payouts from the Investment Segment have begun.

Your Request must specify:

•	the amounts being Transferred,
•	the Sub-Account(s) from which the Transfer is to be made, and
•	the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.

A Transfer generally will be effective on the date the Retirement Resource Operations Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer Request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.

Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.

We reserve the right without prior notice to modify, restrict, suspend, or eliminate the Transfer privileges (including telephone and/or Internet Transfers) at any time.

At present, we do not impose minimums on amounts that must be transferred. However, we reserve the right to impose, from time to time, minimum dollar amounts that may be transferred from a Sub-Account.

We also reserve the right to impose, from time to time, minimum dollar amounts that must remain in a Sub-Account after giving effect to a Transfer from that Sub-Account. At present, we do not impose any such minimums.

Market Timing and Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity by anyone. Market timing activity may dilute the interests of Contract Owners in the underlying Portfolios. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s portfolio securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively high cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Owners. As part of those procedures, certain of the Portfolios have instructed us to perform standardized trade monitoring, while other Portfolios perform their own monitoring and request reports of the Owner’s trading activity if prohibited trading is suspected. If an Owner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Portfolio, Great-West will notify the Owner that a trading restriction will be implemented if the Owner does not cease the prohibited trading. Some Portfolios may require that trading restrictions be implemented immediately without warning, in which case we will notify the Owner of the restriction imposed by the Portfolio(s), as applicable.

If a Portfolio determines, or, for Portfolios for which we perform trade monitoring, we determine based on the applicable Portfolio’s definition of prohibited trading, that the Owner continues to engage in prohibited trading, we will restrict the Owner from making Transfers into the identified Portfolio(s) for the period of time specified by the Portfolio(s). Restricted Owners will be permitted to make Transfers out of the identified Portfolio(s) to other available Portfolio(s). When the Portfolio’s restriction period has been met, the Owner will automatically be allowed to resume Transfers into the identified Portfolio(s).

For Portfolios that perform their own monitoring, the Series Account does not impose trading restrictions unless or until a Portfolio first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent such Portfolios do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. We do not enter into agreements with Owners whereby we permit prohibited trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage prohibited trading. For example, a Portfolio may impose a redemption fee. The Owner should also be aware that we are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and Transfers under your Contract) or removed from the Portfolio (including by way of withdrawals and Transfers under your Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Portfolio. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any Transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in prohibited trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.

You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Owners and/or individual Owners of variable insurance contracts. The nature of such orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Portfolios may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent Transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.

Automatic Custom Transfers

Dollar Cost Averaging

You may arrange for systematic Transfers from any Sub-Account in the Investment Segment to any other open Sub-Account in either the Investment Segment or the Income Segment. These systematic Transfers may be used to Transfer values from a Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging.

You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:

•    The minimum amount that can be Transferred out of the selected Sub-Account is $100.

•    You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works:

Month	Contribution	Units Purchased	Price per unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83

                Average market value per unit $18.06

                Investor’s average cost per unit $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1,500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1,500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.

You may not participate in dollar cost averaging and Rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer

Over time, variations in each Sub-Account’s investment results will change your Sub-Account allocation percentages. Rebalancer allows you to automatically reallocate your Investment Segment Account Value to maintain your desired Sub-Account allocation. The Income Segment Account Value is not eligible for the Rebalancer. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer and it is only available for assets held in the Investment Segment.

You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

How Rebalancer works:

Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to Sub-Accounts that invest in stocks; 30% to Sub-Accounts that invest in bonds and 10% to Sub-Accounts that invest in cash equivalents as in this pie chart:

Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the Sub-Account allocation of the above hypothetical plan to look like this:

Rebalancer automatically reallocates your Annuity Account Value to maintain your desired Sub-Account allocation. In this example, the Sub-Account allocation would be reallocated back to 60% in Sub-Accounts that invest in stocks; 30% in Sub-Accounts that invest in bonds; 10% in Sub-Accounts that invest in cash equivalents.

On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.

Rebalancer Transfers must meet the following conditions:

•    Your entire Investment Segment Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers).

•    You must specify the percentage of your Investment Segment Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time.

•    You may not participate in dollar cost averaging and Rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time.

Cash Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request form to the Retirement Resource Operations Center or via the Internet at https://schwab.retirementpartner.com; however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any applicable Premium Tax. No withdrawals may be made from the Investment Segment after the Annuity Commencement Date. If you surrender your Contract, the GLWB Rider, if elected, will terminate.

If you Request a partial withdrawal, your Annuity Account Value will be reduced by the partial withdrawal amount and the Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Death Benefit by 10%.

Numerical Example

Sum of Contract and GLWB Rider (if applicable) Contributions = $50,000

Annuity Account Value = $40,000

Withdrawal amount = $4,000

New Annuity Account Value = $36,000

Return of Annuity Account Value Death Benefit (Death Benefit Option 1) = $36,000

Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90

Guaranteed Minimum Death Benefit (Death Benefit Option 2) = $45,000 ($50,000 x 0.90)

Partial withdrawals are unlimited in frequency. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. If you elect the GLWB Rider, withdrawals from the Income Segment could significantly reduce, or even eliminate, the value of the GLWB. Before you decide to take a partial withdrawal from the Income Segment, you should carefully consider the terms and conditions of the GLWB and the impact of any withdrawal on your Benefit Base. If you do not specify from which Sub-Accounts to take the withdrawal, we will take it from all of your Sub-Accounts in the Investment Segment in proportion to the Annuity Account Value you have in each Sub-Account of the Investment Segment. The minimum partial withdrawal is $500.

The following terms apply to withdrawals:

•    Partial withdrawals or surrenders from the Investment Segment are not permitted after the Annuity Commencement Date;

•    If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days;

•    A partial withdrawal or a surrender will be effective upon the Transaction Date.

Withdrawal Requests submitted in writing must include your original signature. If your instructions are not clear, your Request will be denied and no surrender or partial withdrawal will be processed.

If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.

We may also delay payment for any of the following reasons:

(a) any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;

(b) any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or

(c) any other period as the SEC may by order permit for the protection of security holders.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value and Benefit Base are reduced to zero, all your rights under the Contract and GLWB Rider will terminate.

Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable—including Guaranteed Lifetime Withdrawal Benefits.

In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you Request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59 1⁄2, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal penalty tax of 10%.

Some states also require withholding for state income taxes. For details about withholding, please see “Federal Tax Matters” below.

Telephone and Internet Transactions

You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.

We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:

•	requiring some form of personal identification prior to acting on instructions;
•	providing written confirmation of the transaction; and/or
•	tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason. We currently do not permit partial withdrawals or surrenders by telephone; however you may Request partial withdrawals in the amount of $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of $25,000 must be in writing.

Death Benefit

At the time you apply to purchase the Contract, you select one of the two Death Benefit options we offer.

Option 1 — The amount of the Death Benefit under Option 1 will be your Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax.

The Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued in order for you to select Option 1. Your Mortality and Expense Risk Charge under Option 1 is 0.65% of the average daily value of the Sub-Accounts to which you have allocated Contributions.

Option 2 — The amount of the Death Benefit under Option 2 will be the greater of:

•    the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•    the sum of Contributions applied to the Contract in both the Investment Segment and the Income Segment, as of the date the Request for payment is received, less the impact of partial withdrawals, distributions, and Premium Tax, if any.

The Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued in order for you to select Option 2. Your Mortality and Expense Risk Charge under Option 2 is 0.85% of the average daily value of the Sub-Accounts to which you have allocated Contributions.

For a full description of the circumstances under which we pay the Death Benefit, please see “Distribution of Death Benefit” below.

The difference between the two Death Benefit options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different Mortality and Expense Risk Charge for each. Option 1 provides for the return of Annuity Account Value (minus any Premium Tax) rather than the greater of Annuity Account Value or the sum of Contributions. Annuity Account Value could exceed the sum of Contributions, for example, if the investment markets generally are in a growth state. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to exceed the total amount of Contributions. If you had selected Death Benefit Option 1 in this example, your Beneficiary would receive the Annuity Account Value, which in this case exceeds the sum of all Contributions (minus any Premium Tax and minus the impact of partial withdrawals, distributions, and Premium Tax, if any). If you had selected Death Benefit Option 2 in this example, your Beneficiary would also receive the Annuity Account Value (minus any Premium Tax), but you would have paid a higher M&E Charge for the duration of the Contract.

Option 2 provides for the return of Contributions (minus any Premium Tax) in the event that amount is greater than the Annuity Account Value. This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions. If you had selected Death Benefit Option 2 in this example, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any Premium Tax and minus the impact of partial withdrawals, distributions, and Premium Tax, if any ). If you had selected Death Benefit Option 1 in this example, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).

The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB Rider may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.

The amount of the Death Benefit will be determined as of the date we receive a Request for the payout of the Death Benefit. However, on the date a payout Request is processed, the Annuity Account Value will be transferred to the Schwab Government Money Market Sub-Account unless the Beneficiary elects otherwise.

Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

•	payout in a single sum, or
•	payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.

You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.

A change of Beneficiary or Contingent Beneficiary will take effect as of the date the Request is processed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.

If the Beneficiary is not the Owner’s surviving Spouse, she/he may elect, not later than one year after the Owner’s date of death, to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that:

•    such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary and

•    such distributions begin not later than one year after the Owner’s date of death.

If Great-West does not receive an election from a non-Spouse Beneficiary or substantially equal installments begin later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death. The Death Benefit will be determined as of the Annuity Commencement Date.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner’s death, the Death Benefit must be completely distributed within five years of the Owner’s date of death.

A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.

Distribution of Death Benefit

Any Death Benefit payable to a Beneficiary upon the Owner’s death will be distributed as follows:

(1) If the Owner’s surviving Spouse is the person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Segment, then the GLWB will terminate and the assets held in the Covered Fund will be sold and the sales proceeds will be transferred to the Schwab Government Money Market Sub-Account;

(2) If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, the non-Spouse individual Beneficiary may elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. The GLWB will terminate and the assets held in the Covered Fund will be sold and the sales proceeds will be transferred to the Schwab Government Money Market Sub-Account. If Great-West does not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death.

The Death Benefit will be determined as of the date we receive a Request for the payout of the Death Benefit.

If a Joint Annuitant is named, any reference below to death of the Annuitant means the death of the last surviving Joint Annuitant and the rules below regarding “Death of Owner Who is Not the Annuitant” will apply upon the death of the Owner rather than the rules below regarding the “Death of Owner Who Is the Annuitant.”

Death of Annuitant Who is Not the Owner of the Contract

Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, no Death Benefit will be payable and the Owner (or the Grantor, if the Owner is a Grantor Trust) will become the Annuitant unless a Contingent Annuitant has previously been designated. The Owner may designate a new Annuitant, however, at any time, as provided in the Contract.

If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.

Death of Owner Who Is Not the Annuitant

If the Owner dies before annuity payouts commence and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If the Owner dies after annuity payouts commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

Death of Owner Who Is the Annuitant

If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If Owner/Annuitant Dies After Annuity Commencement Date

If the Owner/Annuitant dies after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.

Contingent Annuitant

While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the Request is processed, unless you specify a certain date. Please note you are not required to designate a Contingent Annuitant.

Deferred Payment

If payment of the death benefit is deferred due to an action to recover the proceeds as defined in New York Insurance Law section 3214, interest on the death benefit proceeds will be paid from the date of death of the Annuitant at the rate currently paid by Great-West on proceeds left on deposit under the interest settlement option.

Impact of Withdrawals on Guaranteed Minimum Death Benefit (Option 2)

Death Benefit Option 2, which costs more than Death Benefit Option 1, is designed for those who want to potentially receive a higher Death Benefit in the event that the sum of Contributions exceeds Annuity Account Value. If you have selected Death Benefit Option 2, you should be aware that distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.

Numerical Example

Sum of Contract and GLWB Rider Contributions = $50,000

Annuity Account Value = $40,000

Withdrawal amount = $4,000

New Annuity Account Value = $36,000

Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90

Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)

The Benefit Base has no value and will not affect the Death Benefit.

Ownership and Assignment

The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. Unless otherwise required by the state in which the Contract is issued, the Owner may not be changed and the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the Request is processed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change. A change in the Owner of the Contract will result in termination of the GLWB Rider except in certain circumstances. See “Termination of the GLWB Rider” below. You should discuss with a competent tax advisor how changes in ownership would impact your benefits under the Contract.

Grantor Trust Owned Annuity

We will issue the Contract to Grantor Trusts. We will allow a Grantor Trust to be the Owner only if it either has a single Grantor who is a natural person, or has two Grantors who are one another’s Spouse as of the Effective Date. When the Contract is issued, a Grantor of the trust must be an Annuitant, and the Grantor’s spouse may be named as a Joint Annuitant. The Annuitant(s) may not be changed. Contracts owned by a Grantor Trust are not considered owned by a non-natural person and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts or the tax requirements applicable to individual retirement annuities or Roth IRA annuities if the Contract is a Qualified Annuity Contract under Section 408(b) of the Code or a Roth IRA annuity under Section 408A of the Code. Grantor Trust owned Contracts receive tax deferral in accordance with the Code. Upon the death of the Grantor(s), the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract.

Joint Annuitants

If the Contract is a Non-Qualified Annuity Contract, you are permitted to name a Joint Annuitant. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date. Joint Annuitants must be one another’s Spouse as of the Effective Date.

Charges and Deductions

No amounts will be deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions for:

•	Premium Tax, if applicable; and/or
•	Charges against your Annuity Account Value for our assumption of mortality and expense risks; and/or
•	Guarantee Benefit Fee, if applicable.

Mortality and Expense Risk Charge

The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.

To compensate us for assuming these risks, we deduct a Mortality and Expense Risk Charge from your Annuity Account Value at the end of each valuation period. If you select Death Benefit Option 1, this is a daily charge equal to an effective annual rate of 0.65%. We guarantee that this charge will never increase beyond 0.65%. If you select Death Benefit Option 2, the Mortality and Expense Risk Charge is a daily charge equal to an effective annual rate of 0.85%. We guarantee that this charge will never increase beyond 0.85%.

The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option.

Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.

The Mortality and Expense Risk Charge is higher for Owners who have selected Death Benefit Option 2 because we bear substantial risk in connection with that option. Specifically, we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.

If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, which include any profits from this charge.

Expenses of the Portfolios

The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio. Fees and expenses are deducted from the assets of the Portfolios and are described in each Portfolio’s prospectus. You bear these costs indirectly when you allocate to a Sub-Account.

Some of the Portfolios’ investment advisers or administrators may compensate us for providing administrative services in connection with the Portfolios or cost savings experienced by the investment advisers or administrators of the Portfolios. Such compensation is typically a percentage of the value of the assets invested in the relevant Sub-Accounts and generally may range up to 0.35% annually of net assets. GWFS Equities, Inc. (“GWFS”) is the principal underwriter and distributor of the Contracts and may also receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Portfolios for providing distribution related services related to shares of the Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives Rule 12b-1 fees, combined compensation received by us for administrative services and received by GWFS for distribution related services generally ranges up to 0.60% annually of the assets invested in the relevant Sub-Accounts.

Premium Tax

We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Currently, due to our total mix of business, our Premium Tax rate in New York for annuities is 0%. In the future, if we are required to pay Premium Taxes, we will deduct the charges for the Premium Taxes we incur with respect to your Contributions from amounts withdrawn or from annuity payments. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in New York. No charges are currently deducted for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

Payout Options

During the Distribution Period, you can choose to receive payouts in three ways—through periodic withdrawals, variable annuity payouts or a single, lump-sum payment.

You may change the Payout Commencement Date within 30 days prior to commencement of payouts. The Annuity Commencement Date may not be earlier than 13 months after the Effective Date of the Contract.

Periodic Withdrawals

You may Request that all or part of the Investment Segment Account Value be applied to a periodic withdrawal option. All Requests for periodic withdrawals must be in writing. The amount applied to a periodic withdrawal is the Investment Segment Account Value, less Premium Tax, if any.

In Requesting periodic withdrawals, you must elect:

•	The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;
•	A minimum withdrawal amount of at least $100;
•	The calendar day of the month on which withdrawals will begin;
•	One of the periodic withdrawal payout options discussed below — you may change the withdrawal option and/or the frequency once each calendar year; and
•	The type of allocation of withdrawals from the Investment Segment Sub-Accounts

o	Withdrawals may be prorated across the Investment Segment Sub-Accounts in proportion to their assets; or
o	Withdrawals may be made from specific Investment Segment Sub-Account(s). When the specified Investment Segment Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you Request otherwise.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights.
•	You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.
•	Charges and fees under the Contract continue to apply.

Periodic withdrawals will cease on the earlier of the date:

•	The amount elected to be paid under the option selected has been reduced to zero.
•	The Investment Segment Account Value is zero.
•	You Request that withdrawals stop.
•	You purchase an annuity payout option.
•	The Owner dies.

We may limit the number of times you may restart a periodic withdrawal program.

Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59  1⁄2.

If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:

Income for a specified period (at least 36 months) — You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose. The amount paid will also vary as a result of investment performance.

Income of a specified amount (at least 36 months) — You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary. The duration may also vary as a result of investment performance.

Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.

Annuity Payouts From the Investment Segment

You can choose the date that you wish annuity payouts from the Investment Segment to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected.

If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 99th birthday. If the Owner does not initiate Installments under the GLWB Rider, the entire Annuity Account Value will be annuitized at that time and any benefit under the GLWB Rider will terminate. If you have initiated Installments under the GLWB Rider, only the Investment Segment will be annuitized. Once Installments under the GLWB Rider have begun, the Income Segment cannot be annuitized.

If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Segment Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.

The amount to be paid out will be based on the Investment Segment Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Segment Account Value to purchase an annuity payout option is $2,000. If your Investment Segment Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:

Variable life annuity with guaranteed period—This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years. Upon the death of the Annuitant, the Beneficiary will receive the remaining payouts at the same interval elected by the Owner.

Variable life annuity without guaranteed period—This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due. If the Annuitant who is also the Owner dies before the Annuity Commencement Date, the Death Benefit will be payable to the Beneficiary. If the Owner is living and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant, the Contract will continue, and no Death Benefit will be payable.

Any other form of variable annuity payout that is acceptable to Great-West.

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts, but you may continue to Transfer among and between Sub-Accounts.

If you elect to receive a single sum payment, the amount paid is the Surrender Value.

Amount of First Variable Payout

The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Segment Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.

For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest us from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. The interest rate used will be 3%.

If the Owner dies before the Annuity Commencement Date (i.e., the day the first variable annuity payout is made) and if there is a Joint Owner who is a surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary. The Joint Owner may elect to take the Death Benefit or continue the contract in force. In all other cases, we will pay the Death Benefit to the Beneficiary.

If the Owner who is not the Annuitant dies after the Annuity Commencement Date, any benefit payable will continue to be distributed to the Annuitant on the same schedule as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner, and if none, to the Annuitant.

If the Owner who is the Annuitant dies after the Annuity Commencement Date, any benefit payable will be distributed to the Beneficiary if a guarantee period was part of the selected annuity option. If there was no guarantee period elected, payments will cease.

For complete descriptions, see the Distribution of Death Benefit section above.

Annuity Units

We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.

Amount of Variable Payouts After the First Payout

Payouts after the first will vary depending upon the investment performance of the Investment Segment Sub-Accounts or Annuity Account, if applicable. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.

Transfers After the Variable Annuity Commencement Date

Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Segment Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Segment Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.

Other Restrictions (Investment Segment Only)

Once payouts start from the Investment Segment under the annuity payout option you select:

•    no changes can be made in the payout option;

•    no additional Contributions to the Investment Segment will be accepted under the Contract; and

•    no further withdrawals, other than withdrawals made to provide annuity benefits or satisfy the terms of the GLWB Rider, will be allowed.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If on the Annuity Commencement Date we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see “Federal Tax Matters” below.

Guaranteed Lifetime Withdrawal Benefit

On any business day prior to your 85th birthday, you have the option of electing the GLWB rider by either allocating Contributions to one or more Covered Funds in the Income Segment at your direction, or by Transferring all or part of your Investment Segment Account Value to one or more Covered Funds in the Income Segment at your direction. There is no minimum percent of Annuity Account Value or minimum dollar amount that must be allocated to the Income Segment when electing the GLWB Rider. You are under no obligation to elect the GLWB Rider. If you choose to elect the GLWB Rider, you may do so immediately upon Contract purchase (for example, if you are interested in locking in your Benefit Base early, if you prefer to begin taking guaranteed income soon, or if you are interested in the Contract primarily for the GLWB features rather than in the Investment Segment Sub-Account options), or you may wait to elect the GLWB Rider at a later time. If you exercise this option, the GLWB Rider will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met.

For applications signed before May 1, 2017, the Contract offers a Guaranteed Lifetime Withdrawal Benefit Rider option which calculates the Guarantee Benefit Fee as a percentage of the Covered Fund Value. For applications signed on or after May 1, 2017, the Contract offers a Guaranteed Lifetime Withdrawal Benefit Rider option which calculates the Guarantee Benefit Fee as a percentage of the Benefit Base. Provided all conditions are met, the GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).

Effective May 1, 2017, the GAW% and Joint GAW% applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract (and satisfied other terms described in this paragraph). In order to receive the disclosed GAW% or Joint GAW%, your application must be signed after the date stated in the Rate Sheet Supplement, your application must be received by us within 10 days of signing, and your initial Contribution must be received by us within 30 days of receipt of your application. If these terms are met, the disclosed rates will apply to your Contract and cannot be changed. Terms reflected in Rate Sheet Supplements that were not in effect at such time will not apply to your Contract. The terms of a Rate Sheet Supplement (including the GAW%s and Joint GAW%s) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice.

The current and any proposed Rate Sheet Supplements may be found on the SEC’s website (www.sec.gov) by searching with File Number 333-194044. You may contact us at the Retirement Resource Operations Center for a Rate Sheet Supplement applicable to your Contract. As available, historical GAW%s and Joint GAW%s reflected in Rate Sheet Supplements may be found in the Statement of Additional Information, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-194044.

For applications signed prior to May 1, 2017, the GAW% for a single Covered Person is based on the following table:

Guaranteed Withdrawal Percentage for a Single Covered Person:

Age	GAW%
59.5 – 64	4.00%
65 – 69	5.00%
70 – 79	6.00%
80+	7.00%

For applications signed prior to May 1, 2017, if there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:

Guaranteed Annual Withdrawal Percentage for Joint Covered Persons:

Age of the Younger Covered Person	GAW%
59.5 – 64	3.50%
65 – 69	4.50%
70 – 79	5.50%
80+	6.50%

All guarantees are subject to the claims paying ability of Great-West.

GLWB Accumulation Phase

The GLWB Accumulation Phase begins when you make a GLWB election by investing in a Covered Fund in the Income Segment. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions to the Covered Fund on any Business Day as long as you are younger than age 85 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.

Guarantee Benefit Fee

The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund Value no later than the 10th Business Day of the month following the calendar quarter end by means of the cancellation of Accumulation Units. The Guarantee Benefit Fee will be calculated based on your Covered Fund Value (for applications signed before May 1, 2017) or the Benefit Base (for applications signed on or after May 1, 2017), subject to the Benefit Base cap, as of the date of the deduction. The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.

The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund. The current Guarantee Benefit Fee is 1.00% of the Covered Fund Value (for applications signed before May 1, 2017) or 0.90% of the Benefit Base (for applications signed on or after May 1, 2017) held in the Income Segment. We reserve the right to change the frequency and amount of the Guarantee Benefit Fee for any reason, including, but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. However, the Guarantee Benefit Fee will never be less than 0.70% or greater than 1.50% of your Income Segment Covered Fund Value (for applications signed before May 1, 2017) or less than 0.00% or greater than 1.50% of your Benefit Base (for applications signed on or after May 1, 2017). We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. We reserve the right to change the Guarantee Benefit Fee at our discretion and for any reason, whether or not these experience factors change (although we will never increase the fee above the maximum or decrease the fee below the minimum). We do not need any particular event to occur before we may change the Guarantee Benefit Fee.

Unless otherwise stated, any change to the fee will affect all assets in the Covered Fund in the Income Segment.

If you terminate the GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.

The Covered Fund

The GLWB Rider provides protection relating to your Covered Fund by ensuring that, regardless of how your Covered Fund actually performs or the actual Covered Fund Value when you begin your GAWs for retirement or other purposes, you will receive predictable income payments for as long as you live so long as specified conditions are met.

The Covered Fund may be managed in a more conservative fashion than other Portfolios available to you, which may reduce overall volatility in investment performance, may reduce investment returns and may reduce the likelihood that we will be required to make payments under the GLWB Rider. The reduction in volatility permits us to more effectively provide the guarantees under the Rider. If you do not purchase the GLWB Rider, it is possible that you may invest in other Portfolios that experience higher growth or lower losses, depending on the market, than the Covered Fund‘s experience. It is impossible to know how various investments will fare on a comparative basis.

We may, without your consent, offer new Covered Funds or cease offering Covered Funds. We may make such a change due to a fund reorganization, fund substitution, to help protect our ability to provide the guarantees under the GLWB Rider, or otherwise. If such a change is required, we will notify you in writing prior to the effective date of such change (generally 90 calendar days unless we are required to give less notice) to allow you to reallocate your Covered Fund Value to maintain your GLWB Rider benefits. If a Covered Fund is closed, you will maintain your Benefit Base in that Covered Fund and all rights under the Rider unless and until you Transfer assets out of the Covered Fund or terminate your Contract, in which case your GLWB Rider will terminate. If you are if investing via an Automatic Bank Draft Plan to the closing Covered Fund or utilizing an automatic custom transfer feature such as Dollar Cost Averaging involving the closing Covered Fund, you should contact an annuity account representative to make alternate arrangements.

Covered Fund Value

Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Segment. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Covered Fund Value (for applications signed before May 1, 2017) or your Benefit Base (for applications signed on or after May 1, 2017) as of the date the fee is deducted each quarter.

The Benefit Base

The Benefit Base is separate from your Covered Fund Value. It is not a cash value. Rather, your Benefit Base is used to calculate your GAW during the GAW Phase and the Settlement Phase. Your Benefit Base and your Covered Fund Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Fund. Your Initial Benefit Base is the sum of all GLWB Rider Contributions initially allocated to the Covered Fund in the Income Segment on the GLWB Rider Election Date.

•    We increase your Benefit Base on a dollar-for-dollar basis each time you make a GLWB Rider Contribution to a Covered Fund.

•    We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal.

On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base. (If so, your Benefit Base will then reflect positive Covered Fund performance.)

•    On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your current Covered Fund Value if an age reset calculation results in a higher GAW amount (see “Reset of the GAW% During the GAW Phase,” below).

A few things to keep in mind regarding the Benefit Base:

•    The Benefit Base is used only for purposes of calculating the Guarantee Benefit Fee, and calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.

•    It is important that you do not confuse your Benefit Base with the Covered Fund Value.

•    During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be re-calculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

In the event that Great-West requires a Transfer from the Covered Fund as a result of the Covered Fund being eliminated or liquidated, your Benefit Base will be preserved and your Covered Fund Value will be Transferred to a replacement Covered Fund.

Subsequent Contributions to Your Covered Fund

During the GLWB Accumulation Phase and the GAW Phase, you may make additional GLWB Rider Contributions to the Covered Fund in addition to your initial GLWB Rider Contribution. Any subsequent GLWB Rider Contribution is subject to any minimum investment or Transfer requirements imposed by the Contract. Please see the Covered Fund prospectus for more information.

All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made. Although a GLWB Rider Contribution will increase your Benefit Base, it will not automatically reset your Installment amount. Contact our office if you would like to increase Installments to your maximum allowed. We will not consider the additional purchase of shares of a Covered Fund through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund Value.

We reserve the right to reject additional GLWB Rider Contributions at any time and for any reason (see Rights Reserved by Great-West, below). Great-West will provide you with 30 days prior written notice if it determines not to accept additional GLWB Rider Contributions. If Great-West refuses additional GLWB Rider Contributions, you will retain all other rights under the GLWB Rider.

Annual Adjustments to Your Benefit Base

During the Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:

•	your current Benefit Base; or
•	your current Covered Fund Value.

It is important to be aware that even though your Covered Fund Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, your Benefit Base will never decrease solely due to negative Covered Fund performance.

It is important to note that annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.

Benefit Base Cap

The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.

Excess Withdrawals

The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base Cap, any withdrawals or Transfers from your Covered Fund Value will be categorized as Excess Withdrawals. This may include Transfers from the Income Segment Covered Fund to any Investment Segment Portfolio. The Contract currently offers only one Covered Fund; however, Great-West may make additional Covered Funds available to Contract Owners in the future.

You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (Qualified Annuity Contract Owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.

You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the GLWB Accumulation Phase, as this may affect your future benefits under the GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.

Types of Excess Withdrawals

A Distribution (when an amount is paid to you out of your Covered Fund Value) or Transfer (the movement of money from the Covered Fund to any other Sub-Account) during the GLWB Accumulation Phase is considered an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base and Covered Fund Value. If you Transfer any amount out of a Covered Fund, then you will be prohibited from making any Transfers into the same Covered Fund for at least ninety (90) calendar days.

Numerical Example

Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:

Covered Fund Value before the Excess Withdrawal adjustment = $50,000

Benefit Base = $100,000

Excess Withdrawal amount: $10,000

Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000

Covered Fund Value adjustment = $40,000/$50,000 = 0.80

Adjusted Benefit Base = $100,000 x 0.80 = $80,000

Fees Associated with the Covered Fund.

Neither the Guarantee Benefit Fee nor the M&E Charge shall be treated as an Excess Withdrawal.

Treatment of a Distribution During the GLWB Accumulation Phase

At the time of any partial or periodic Distribution, if the Covered Person is 59 1⁄2 years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund Value and your Benefit Base (as described above).

If the Covered Person is not yet 59 1⁄2 years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.

Any Distribution made during the Accumulation Phase to satisfy any contribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding contribution limits and other tax implications.

Death During the GLWB Accumulation Phase

If an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund Value shall be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).

If a Spouse Beneficiary who was legally married to the deceased Owner under applicable law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary shall become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.

A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Schwab Government Money Market Sub-Account, or any other fund as approved by Great-West and distributed to the non-Spouse Beneficiary.

GAW Phase

The GAW Phase begins when you elect to receive GAWs under the GLWB Rider. The GAW Phase continues until the Covered Fund Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59 1⁄2.

To initiate the GAW Phase, you must submit a written Request to Great-West. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Great-West for Great-West to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59 1⁄2 years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to initiate the GAW Phase, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59 1⁄2 years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund Value after the Excess Withdrawal to the previous Covered Fund Value.

Because the GAW Phase cannot begin until all Covered Persons under the GLWB Rider attain age 59 1⁄2, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base. See “GLWB Accumulation Phase” above. If the Annuity Account is not held jointly, the Owner’s Spouse must be the sole Beneficiary. Installments will not begin until such change is made.

Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.

Calculation of Guaranteed Annual Withdrawals

It is important that you understand how the GAW is calculated because it will affect the benefits you receive under the GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.

To determine the amount of the GAW, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.

During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the GLWB Rider Election Date as it was during the GLWB Accumulation Phase.

We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is a Reset of the GAW%. See “Reset of the GAW% During the GAW Phase” below.

To calculate the GAW for applications signed on or after May 1, 2017, on the Initial Installment Date we multiply the Benefit Base by the GAW% contained in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract. To calculate the GAW for applications signed prior to May 1, 2017, on the Initial Installment Date we multiply the Benefit Base by the GAW% disclosed under “Guaranteed Lifetime Withdrawal Benefit,” above. Unless otherwise Requested, the amount of the initial Installment equals the GAW divided by the number of payments per year under the Installment Frequency Option you have chosen. We may allow Installments that annually total less than the GAW.

It is important to note that Installments during the GAW Phase will reduce your Covered Fund Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.

Calculation of GAW Amount

The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the GAW% is based on the age of the younger Covered Person.

Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center. For the GAW% and Joint GAW% applicable to applications signed prior to May 1, 2017, please see “Guaranteed Lifetime Withdrawal Benefit,” above.

Numerical Examples of the Guaranteed Annual Withdrawal

(GAW% and Joint GAW% rates used in these examples are for illustration purposes only. The rates applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract.)

Scenario #1: 66 Year Old Single Covered Person

Benefit Base = $80,000

Single GAW% = 5.00%

GAW = $4,000 ($80,000 x 5.00%)

Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse

Benefit Base = $80,000

Joint GAW% = 3.50% (for 63 year old)

GAW = $2,800 ($80,000 x 3.50%)

Scenario #3: 60 Year Old Single Covered Person

Benefit Base = $80,000

Single GAW% = 4.00%

GAW = $3,200 ($80,000 x 4.00%)

Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse

Benefit Base = $80,000

Joint GAW% = 4.50% (for a 65 year old)

GAW = $3,600 ($80,000 x 4.50%)

Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to Joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on Joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund Value on a dollar-for-dollar basis.

Installment Frequency Options

Your Installment Frequency Options are as follows:

(a) Annual – the GAW will be paid on the Initial Installment Date and each anniversary annually, or next business day, thereafter.

(b) Semi-Annual – half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary, or next business day, thereafter.

(c) Quarterly – one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary, or next business day, thereafter.

(d) Monthly – one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary, or next business day, thereafter.

You may Request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.

Great-West may allow Installments that in total over the year are less than the GAW. If the total GAW amount is not taken as Installments, the amount not taken does not increase future GAW amounts.

Lump Sum Distribution Option

At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.

Numerical Example of Lump Sum Distribution

Assume the following:

GAW = $4,800 with a monthly distribution of $400

Three monthly Installments have been made (3 x $400 = $1,200)

Remaining GAW = GAW – paid Installments to date = $4,800 - $1,200 = $3,600

So, a Lump Sum Distribution of $3,600 may be taken.

Suspending and Re-Commencing Installments After a Lump Sum Distribution

It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. See “Effect of Excess Withdrawals During the GAW Phase” below.

After receiving a Lump Sum Distribution and suspending Installments, you must notify Great-West that you wish to recommence Installment payments for the next year. Great-West must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Great-West will not make any Installments. The Ratchet Date will not change if Installments are suspended.

You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to making any withdrawals.

Ratchet to Benefit Base During the GAW Phase

Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made by a Ratchet. Just like the Accumulation Phase, we will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value.

On each Ratchet Date, the Benefit Base automatically adjusts to the greater of:

(a) the current Benefit Base; or

(b) the current Covered Fund Value.

GAWs will adjust annually on the Ratchet Date based on the new Benefit Base. This information will be reflected in your quarterly statement and online.

Installments will not change unless Requested by the Owner. You may Request to change your Installments at the time you elect your GLWB Rider by providing standing instructions to maximize your Installments, or at any time before your next Ratchet Date by contacting the Retirement Resource Operations Center.

Reset of the GAW% During the GAW Phase

Annually, Great-West shall multiply the Covered Fund Value, subject to the Benefit Base Cap, as of the Ratchet Date by the Attained Age GAW% (based on your or the younger Joint Covered Person’s Attained Age on the Ratchet Date) and determine if it is higher than the current Benefit Base multiplied by the current GAW%. Great-West will then provide the Owner with the result of this calculation. This information will be reflected in your quarterly statement and online.

Installments will not change unless Requested by the Owner. You may Request to change your Installments at the time you elect your GLWB Rider by providing standing instructions to maximize your Installments, or at any time before your next Ratchet Date by contacting the Retirement Resource Operations Center.

If beneficial, the current GAW% will change to the Attained Age GAW% and the Benefit Base will change to the current Covered Fund Value as of the Ratchet Date. If the Reset takes effect, it will be effective on the Ratchet Date as the Ratchet Date does not change due to Reset.

Example:	If	(Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than (Current GAW%) x (Current Benefit Base)

	Then	(Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)

Numerical Example When Reset is Beneficial:

Age at Initial Installment Date = 60

Attained Age = 70

Covered Fund Value = $120,000

Current Benefit Base = $125,000

Current GAW% before Ratchet Date = 4%

Attained Age GAW% after Ratchet Date = 5.5%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained Age GAW%) x (Covered Fund Value) = 5.5% x $120,000 = $6,600

So	New GAW is $6,600
New Benefit Base is $120,000
New GAW% of 5.5% will take effect.

Numerical Example When Reset is NOT Beneficial:

Age at Initial Installment Date = 60

Attained Age = 70

Covered Fund Value = $75,000

Current Benefit Base = $125,000

Current GAW% before Ratchet = 4%

Attained Age GAW% after Ratchet Date = 5.5%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained age withdrawal %) x (Covered Fund Value) = 5.5% x $75,000 = $4,125

So Because $4,125 is less than current GAW of $5,000, no Reset of the GAW% will take effect.

Additional GLWB Rider Contributions During the GAW Phase

Additional GLWB Rider Contributions made after the Initial Installment Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made and will increase the GAW amount for the current year.

To calculate the new GAW amount, we multiply the new Benefit Base by the current GAW%.

Installments will not change unless Requested by the Owner. You may Request to change your Installments at the time you elect your GLWB Rider by providing standing instructions to maximize your Installments, or at any time before your next Ratchet Date by contacting the Retirement Resource Operations Center.

Payments on Death During GAW Phase

If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Annuity Contracts

If an Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Schwab Government Money Market Sub-Account, and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the Beneficiary may elect to have a new Contract issued with the Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the Beneficiary is irrevocable.

If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Annuity Contracts

Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable state law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.

To the extent the surviving Covered Person/Beneficiary becomes the sole Owner, he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.

Any election made by the Beneficiary pursuant to this section is irrevocable.

If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Annuity Contracts

If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value shall be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s Beneficiary may elect to continue the Contract in which event an initial Benefit Base shall be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.

If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Annuity Contracts

Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.

To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Effect of Excess Withdrawals During the GAW Phase

After the Initial Installment Date, the portion of Distributions or Transfers that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.

If an Owner Requests a Distribution or Transfer over the telephone, Great-West will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Great-West will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Great-West by telephone to determine whether, as of the date of the Request, the requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.

Numerical Example:

Covered Fund Value before GAW =	$55,500

Benefit Base =	$100,000

GAW % =	5.5%

GAW Amount =	$100,000 x 5.5% = $5,500

Total annual withdrawal:	$10,500

Excess Withdrawal =	$10,500 – $5,500 = $5,000

Covered Fund Value after GAW =	$55,500 – $5,500 = $50,000

Covered Fund Value after Excess Withdrawal =	$50,000 – $5,000 = $45,000

Adjustment due to Excess Withdrawal =	$45,000/$50,000 = 0.90

Adjusted Benefit Base =	$100,000 x 0.90 = $90,000

Adjusted GAW Amount =	$90,000 x 5.5% = $4,950

(Assuming no GAW increase on succeeding Ratchet Date)

GLWB Settlement Phase

The GLWB Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, payment of the Guarantee Benefit Fee, certain other fees (e.g., Mortality and Expense fees, advisory fees or asset management fees), and/or GAWs, but the Benefit Base is still positive.

When the GLWB Settlement Phase begins, if the remaining Covered Fund Value is less than the amount of the final Installment in the GAW Phase, Great-West will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase. During the Settlement Phase, Installments from one anniversary to the next will equal the Guaranteed Annual Withdrawal Amount.

Distributions and Transfers are not permitted during the Settlement Phase.

During the Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the Settlement Phase, the Rider will terminate and no Installments will be paid to the Beneficiary.

Divorce and the Income Segment

Divorce During the GLWB Accumulation Phase – Non-Qualified Annuity Contracts

If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.

If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may request that the Contract be reissued with the former Spouse as the sole Owner, otherwise the Contract and GLWB Rider will be terminated. If the Contract is so reissued, the current Benefit Base will be maintained.

If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner(s) may request that the Contract be reissued as one new Contract with one of the former Spouses as sole Owner and Covered Person, or as two new Contracts, each with one of the former Spouses as Owner and Covered Person. Otherwise the Contract and GLWB Rider will be terminated. If the Contract is reissued as one new Contract, the Benefit Base will be proportionate to the share of the Covered Fund Value allocated to the former Spouse as of the date of reissuance. If the Contract is reissued as two new Contracts, the Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of reissuance.

Divorce During the GLWB Accumulation Phase – Qualified Annuity Contracts

Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.

If the Alternate Payee named in the Decree is the Owner’s Spouse during the Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree In either situation, the Alternate Payee’s Election Date shall be the date the Annuity Account is established.

To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.

Any election made by the Alternate Payee pursuant to this section is irrevocable.

Divorce During the GAW Phase – Non-Qualified Annuity Contracts

If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Great-West and provide the information that Great-West requires.

Pursuant to the agreement or decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become and Owner and receive his or her proportional GAWs.

Pursuant to the agreement or decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.

In the alternative, the former Spouse may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.

To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Any election made by the former Spouse pursuant to this section is irrevocable.

Divorce During the GAW Phase – Qualified Annuity Contracts

Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the GAW Phase. The Alternate Payee shall be responsible for submitting a Request to begin Distributions in accordance with the Code.

Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.

Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.

In the alternative, the Alternate Payee may establish a new GLWB in the Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.

To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.

Any election made by the Alternate Payee pursuant to this section is irrevocable.

Divorce During the GLWB Settlement Phase

If a Request is made in connection with a divorce, Great-West will divide the Installment pursuant to the terms of any settlement or divorce decree. Installments will continue pursuant to the lives of each payee.

Termination of the GLWB Rider

The GLWB Rider will terminate upon the earliest of:

(a) the date of death of the Owner if there is no surviving Covered Person;

(b) the date there is no longer a Covered Person under the GLWB Rider;

(c) the date the Contract is terminated;

(d) the date the Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals;

(e) the Annuity Commencement Date, if no Installments have been taken;

(f) when the Guarantee Benefit Fee is not received by Great-West, when due; or

(g)upon a change in ownership or assignment unless the new Owner or assignee assumes full ownership and is the surviving Spouse of the Owner or if a former Spouse of the Owner becomes the sole Owner pursuant to a settlement agreement or court-issued divorce decree.

If the GLWB is canceled, the Benefit Base, GAW and any other benefit accrued or received under the GLWB shall terminate. The Owner may not make any subsequent Transfers or GLWB Rider Contributions into the same Covered Fund until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date shall be recorded. In such an event, the Benefit Base will be based on the current Covered Fund Value on the date the new GLWB is established.

We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of the GLWB Rider.

You should consult with your financial professional to assist you in determining whether the GLWB Rider is suited for your financial needs and investment risk tolerance. Adding the GLWB Rider to your Contract may not be in your interest since all conditions of the Rider must be met, an additional annual fee is imposed and a Covered Person must remain living for you to receive certain benefits. Furthermore, the GLWB Rider contains different investment options (Covered Funds) and special investment limitations with conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.

The applicable GAW% and Joint GAW% are shown in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you select a GLWB Rider. If you would like more information on the GLWB Rider, the GAW%, or the Joint GAW% applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center. For the GAW% and Joint GAW% applicable to applications signed prior to May 1, 2017, please see “Guaranteed Lifetime Withdrawal Benefit,” above.

Seek Tax Advice

The following discussion of the federal income tax consequences is only a brief summary of general information and is not intended as tax advice to any individual. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution.

You should consult a tax advisor for further information.

Federal Tax Matters

The following discussion is a general description of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.

Taxation of Annuities

Section 72 of the Code governs the taxation of annuities. An owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected). Under a Grantor Trust, the Grantor(s), who must be a natural person(s), is treated as the Owner of the Contract for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.

If the Owner of a Contract is a non-natural person (for example, a corporation, partnership, limited liability company or trust), the Owner must generally include in income any increase in the excess of the Annuity Account Value over the “investment in the Contract” (discussed below) during each taxable year. The rule generally does not apply, however, where the non-natural person is only the nominal Owner of a Contract and the beneficial Owner is a natural person.

This rule also does not apply where:

•	The Contract is acquired by the estate of a decedent.
•	The Contract is a qualified funding asset for a structured settlement.
•	The Contract is an immediate annuity.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.

The IRS has not provided guidance as to the tax treatment of the charge for the GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value (for applications signed before May 1, 2017) or the Benefit Base (for applications signed on or after May 1, 2017) as a deemed withdrawal from the contract subject to current income tax to the extent the amount deemed received exceeds the investment in the Contract and, if applicable, the 10% premature distribution penalty tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.

Annuity Payouts

Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.

Under a tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.

The taxable portion of any annuity payout is taxed at ordinary income tax rates.

Penalty Tax

There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•    Made on or after the date on which the Owner reaches age 59 1⁄2.

•    Made as a result of death or disability of the Owner.

•    Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

Similar penalties are imposed on premature distributions from Qualified Annuity Contracts. For more details regarding this penalty tax and other exemptions that may be applicable, consult a competent tax advisor.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of an Owner. Generally such amounts are included in the income of the recipient as follows:

•    If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.

•    If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

Distribution at Death

For a Non-Qualified Annuity Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:

•    If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death. If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner.

•    If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See the discussion below for Required Minimum Distributions from Qualified Annuity Contracts.

Diversification of Investments

For a Non-Qualified Annuity Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Annuity Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the “investment in the Contract.”

Although we may not control the investments of the Covered Fund or the Portfolios, we expect that the Covered Fund and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Annuity Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that Great-West (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.

Withholding

Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 Exchanges

Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require you to inform us regarding the federal income tax status of the previous annuity contract.

In Revenue Procedure 2011-38, the IRS eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Code Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.

Under Rev. Proc. 2011-38:

1.     The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months beginning on the date of the transfer to 180 days, and

2.     Annuity payments that satisfy the partial annuitization rule of Code Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Rev. Proc. 2011-38 is effective for transfers that are completed on or after October 24, 2011.

Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.

Assignment, Transfer or Exchange of the Contract

Unless otherwise required by the state in which the Contract is issued, the Owner may not be changed and the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated.

In certain states the Contract permits you to assign your interest in the Contract. In such states, you must submit to us an original or certified copy of the assignment. Once we record the assignment, the Owner’s rights and those of the Beneficiary are subject to the assignment. We are not responsible for the validity of any assignment. In these states, an assignment of the Contract will result in termination of the GLWB Rider except in certain circumstances. See “Termination of the GLWB Rider” above.

The designation of an Annuitant or other Beneficiary who is not also the Owner may result in adverse tax consequences that are not discussed in this Prospectus.

Investment Income Surtax

In taxable years beginning in 2013, distributions from Non-Qualified Annuity Contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Health Care and Education Reconciliation Act of 2010. The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. The IRS has issued regulations implementing this new provision of the law. Please consult the impact of the Investment Income Surtax on you with a competent tax advisor.

Domestic Partnerships, Civil Unions, and Same-Sex Marriages

The Internal Revenue Service’s Revenue Ruling 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions. For federal tax purposes, the term ’marriage’ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Therefore, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a competent tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

Qualified Annuity Contracts

Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code and Roth Individual Retirement Annuities under section 408A of the Code:

•    Only the Owner may be the Annuitant of the Contract;

•    Only one Owner may be established under the Contract;

•    The Contract will be established for the exclusive benefit of the Owner and the Beneficiary;

•    The entire interest of the Owner is non-forfeitable;

•    The Contract is non-transferable. The Owner may not borrow any money under the Contract or pledge it as security for a loan. The Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree.

•    Separate records will be maintained for the interest of each Owner. Great-West will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Annuity Contracts

Except in the case of a “rollover contribution” as permitted by sections 402(c), 402(e)(6), 403(a)(4), 403(b)(8) 403(b)(10) 408(d)(3) or 457(e)(16) of the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in Code Section 408(k), Contributions will only be accepted if they are in cash. The total of such Contributions shall not exceed the maximum as Section 219(b)(5)(A) of the Code may allow, for any taxable year, regardless of whether such Contributions are deductible by the Owner under Section 219(b)(1) of the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount as Section 219(b)(5)(B) of the Code may allow for any taxable year.

You have sole responsibility for determining whether any premium payment meets applicable income tax requirements.

Required Minimum Distributions from Qualified Annuity Contracts

It is the responsibility of the Owner to Request payments in accordance with the minimum distribution requirements of the Code. Great-West is not responsible for any penalties resulting from a failure to Request timely payments in the proper amount. Required Minimum Distributions (“RMDs”) made from the GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code. The Owner must begin to take payments which satisfy the minimum distribution requirements of the Code no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1⁄2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.

During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund.

You should consult a tax advisor regarding withdrawals to satisfy his or her RMD amount.

Distributions Before Death in Qualified Annuity Contracts

Notwithstanding any provision of the Contract, GLWB Rider or Endorsement to the contrary, the distribution of the individual’s interest in the Qualified Annuity Contract shall be made in accordance with the requirements of Section 408(b)(3) of the Code and the regulations thereunder. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

The Owner’s entire interest in the Contract must be distributed, or begin to be distributed, by the Owner’s required beginning date, which is April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1⁄2. For that year, and each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the Contract distributed in one of the following forms:

(a) a single sum payment;

(b) equal or substantially equal payments no less frequently than annually over the life of the Owner;

(c) equal or substantially equal payments no less frequently than annually over the lives of the Owner and the designated Beneficiary;

(d) equal or substantially equal payments no less frequently than annually over a period not extending beyond the Owner’s life expectancy; or

(e) equal or substantially equal payments no less frequently than annually over a period not extending beyond the joint life and last survivor expectancy of the Owner and the designated Beneficiary.

All distributions made hereunder shall be made in accordance with section 401(a)(9) of the Code, including the incidental death benefit requirements, and any other applicable regulations.

If payment is not to be made in the form of periodic annuity payments on an irrevocable basis (except for acceleration), the amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year will be determined under the applicable provisions of the Code and the implementing regulations.

Distributions Upon Death in Qualified Annuity Contracts

Distributions beginning before death. If the Owner dies after distribution has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.

Distributions beginning after death. If the Owner dies before distribution has begun, distribution of the individual’s entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1) If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died.

2) If the designated Beneficiary is the Owner’s surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70 1⁄2.

3) If the designated Beneficiary is the Owner’s surviving Spouse, the Spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Life expectancy is computed by use of the single life table in Q&A 1 of Section 1.401(a)(9)-9 of the regulations. If distributions are being made to a surviving Spouse as the sole designated Beneficiary, such Spouse’s remaining life expectancy for a year is the number in the single life table corresponding to such Spouse’s age in each year after the calendar year of the Owner’s death. In all other cases, remaining life expectancy for a year is the number in the single life table corresponding to the Beneficiary’s age in the year following the calendar year of the individual’s death and reduced by 1 for each subsequent year.

Distribution of the Contracts

We offer the Contract on a continuous basis. We have entered into a distribution agreement with Charles Schwab & Co., Inc. (“Schwab”) and GWFS. Contracts are sold in those states where the Contract may lawfully be sold by licensed insurance agents who are registered representatives. Schwab is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is a member of FINRA. Schwab’s principal offices are located at 211 Main Street, San Francisco, California 94105.

GWFS is the principal underwriter and distributor of the Contracts and is a wholly-owned subsidiary of Great-West. GWFS is registered with the SEC as a broker/dealer under the Exchange Act and is a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.

Great-West (or its affiliates, for purposes of this section only, collectively, “the Company”) pays Schwab compensation for the promotion and sale of the Contract as described below. Compensation paid to Schwab is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See “Expenses of the Portfolios” above. The Company pays a portion of these proceeds to Schwab for distribution services.

As compensation for distribution services and some Contract administrative services, the Company pays Schwab an annual fee equal to 0.51% of average daily Series Account assets. The Company also may pay a marketing allowance or allow other promotional incentives or payments to Schwab in the form of cash or other compensation, as mutually agreed upon by the Company and the broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.

You should ask your Schwab representative for further information about what compensation he or she, or Schwab, may receive in connection with your purchase of a Contract.

Voting Rights

In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the person receiving payments will have the voting interest, and the votes attributable to the Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions or if Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. Shares held by us will also be voted proportionately. The effect of proportional voting is that if a large number of Owners fail to give voting instructions, a small number of Owners may determine the outcome of the vote. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West

We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•    To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.

•    To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account.

•    To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.

•    To cease accepting Contributions at any time for any reason.

•    To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

•    To change the time or time of day that a valuation date is deemed to have ended.

•    To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

•    To limit the number of Contracts that you may purchase.

Legal Proceedings

Currently, the Series Account is not a party to, and its assets are not subject to any material legal proceedings. Further, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions, or prospects of Great-West.

Legal Matters

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Carlton Fields Jorden Burt, P.A.

Commodity Exchange Act

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Cyber Security Risks

Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential Owner information. Such system failures and cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your Annuity Account Value. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of Transfer Requests from our website or with the Portfolios, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Contract to lose value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.

Independent Registered Public Accounting Firm and Independent Auditors

The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements have so been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the Registration Statement (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph referring to the financial statements which have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company). Such financial statements have so been included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Available Information

You may request a free copy of the SAI. Please direct any oral, written, or electronic request for such documents to:

Retirement Resource Operations Center

P.O. Box 173920

Denver, CO 80217-3920

(800) 838-0650

AnnuityOperations@greatwest.com

The SEC maintains an Internet website (www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract and the Series Account.

You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The SAI contains more specific information relating to the Series Account and Great-West, such as:

•	general information;
•	Great-West Life & Annuity Insurance Company and the Variable Annuity-1 Series Account;
•	calculation of annuity payouts;
•	services;
•	withholding;
•	financial statements; and
•	historical guaranteed annual withdrawal percentages.

APPENDIX A

CONDENSED FINANCIAL INFORMATION

Selected Data for Accumulation Units outstanding Throughout Each Period

For the Periods Ended December 31

Investment Division (0.65)	2016	2015	2014
AB VPS GROWTH AND INCOME
Value at beginning of period	10.73	10.00
Value at end of period	11.86	10.73
Number of accumulation units outstanding at end of period	-	34,623
AB VPS REAL ESTATE INVESTMENT
Value at beginning of period	11.12	10.00
Value at end of period	11.91	11.12
Number of accumulation units outstanding at end of period	-	-
ALGER LARGE CAP GROWTH
Value at beginning of period	10.80	10.00
Value at end of period	10.64	10.80
Number of accumulation units outstanding at end of period	-	-
AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH
Value at beginning of period	10.02	10.69	10.00
Value at end of period	11.30	10.02	10.69
Number of accumulation units outstanding at end of period	834	834	834
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL
Value at beginning of period	9.34	10.00
Value at end of period	8.77	9.34
Number of accumulation units outstanding at end of period	-	9,380
AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE
Value at beginning of period	10.68	10.92	10.00
Value at end of period	13.02	10.68	10.92
Number of accumulation units outstanding at end of period	1,170	1,170	1,170
AMERICAN CENTURY INVESTMENTS VP VALUE
Value at beginning of period	10.19	10.00
Value at end of period	12.20	10.19
Number of accumulation units outstanding at end of period	3,166	2,031
BLACKROCK GLOBAL ALLOCATION VI
Value at beginning of period	9.79	10.00
Value at end of period	10.13	9.79
Number of accumulation units outstanding at end of period	4,906	2,359
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH
Value at beginning of period	10.00
Value at end of period	10.50
Number of accumulation units outstanding at end of period	1,318
DELAWARE VIP SMALL CAP VALUE
Value at beginning of period	9.56	10.26	10.00
Value at end of period	12.48	9.56	10.26
Number of accumulation units outstanding at end of period	527	527	527
DELAWARE VIP SMID CAP GROWTH
Value at beginning of period	11.87	10.00
Value at end of period	12.78	11.87
Number of accumulation units outstanding at end of period	1,729	1,729
DEUTSCHE CAPITAL GROWTH VIP
Value at beginning of period	10.00
Value at end of period	12.33
Number of accumulation units outstanding at end of period	-
DREYFUS IP MIDCAP STOCK
Value at beginning of period	10.44	10.00
Value at end of period	11.97	10.44
Number of accumulation units outstanding at end of period	302	302
DREYFUS VIF GROWTH AND INCOME
Value at beginning of period	10.76	10.00
Value at end of period	11.76	10.76
Number of accumulation units outstanding at end of period	-	-
GREAT-WEST SECUREFOUNDATION BALANCED
Value at beginning of period	10.10	10.24	10.00

App A-1

Value at end of period	10.91	10.10	10.24
Number of accumulation units outstanding at end of period	902,965	596,892	159,148
INVESCO V.I. GROWTH & INCOME FUND
Value at beginning of period	10.20	10.00
Value at end of period	12.13	10.20
Number of accumulation units outstanding at end of period	-	3,941
INVESCO V.I. INTERNATIONAL GROWTH
Value at beginning of period	9.29	10.00
Value at end of period	9.19	9.29
Number of accumulation units outstanding at end of period	-	-
INVESCO V.I. MID CAP CORE EQUITY
Value at beginning of period	9.53	9.99	10.00
Value at end of period	10.74	9.53	9.99
Number of accumulation units outstanding at end of period	532	532	532
JANUS ASPEN BALANCED
Value at beginning of period	10.36	10.00
Value at end of period	10.73	10.36
Number of accumulation units outstanding at end of period	14,982	2,655
JANUS ASPEN FLEXIBLE BOND
Value at beginning of period	9.97	10.04	10.00
Value at end of period	10.13	9.97	10.04
Number of accumulation units outstanding at end of period	1,055	1,055	355
JANUS ASPEN GLOBAL RESEARCH
Value at beginning of period	10.01	10.00
Value at end of period	10.15	10.01
Number of accumulation units outstanding at end of period	-	-
JPMORGAN INSURANCE TRUST INTREPID MID CAP
Value at beginning of period	9.18	10.00
Value at end of period	10.21	9.18
Number of accumulation units outstanding at end of period	2,032	2,295
JPMORGAN INSURANCE TRUST SMALL CAP CORE
Value at beginning of period	10.22	10.00
Value at end of period	12.21	10.22
Number of accumulation units outstanding at end of period	-	2,015
LAZARD RETIREMENT EMERGING MARKETS EQUITY
Value at beginning of period	7.08	10.00
Value at end of period	8.50	7.08
Number of accumulation units outstanding at end of period	719	794
LVIP BARON GROWTH OPPORTUNITIES
Value at beginning of period	10.12	10.00
Value at end of period	10.62	10.12
Number of accumulation units outstanding at end of period	-	-
MFS VIT II INTERNATIONAL VALUE
Value at beginning of period	10.17	9.63	10.00
Value at end of period	10.50	10.17	9.63
Number of accumulation units outstanding at end of period	2,383	2,383	364
NVIT MID CAP INDEX
Value at beginning of period	10.19	10.00
Value at end of period	12.15	10.19
Number of accumulation units outstanding at end of period	116	116
OPPENHEIMER GLOBAL
Value at beginning of period	10.20	9.88	10.00
Value at end of period	10.15	10.20	9.88
Number of accumulation units outstanding at end of period	1,254	1,254	1,254
OPPENHEIMER INTERNATIONAL GROWTH
Value at beginning of period	9.25	10.00
Value at end of period	8.99	9.25
Number of accumulation units outstanding at end of period	354	354
OPPENHEIMER MAIN STREET SMALL CAP
Value at beginning of period	10.22	10.93	10.00
Value at end of period	11.99	10.22	10.93
Number of accumulation units outstanding at end of period	2,600	2,593	1,193
PIMCO VIT HIGH YIELD

App A-2

Value at beginning of period	9.68	10.00
Value at end of period	10.82	9.68
Number of accumulation units outstanding at end of period	1,280	1,127
PIMCO VIT LOW DURATION
Value at beginning of period	9.90	10.00
Value at end of period	9.97	9.90
Number of accumulation units outstanding at end of period	3,888	13,846
PIMCO VIT TOTAL RETURN
Value at beginning of period	10.05	10.00
Value at end of period	10.26	10.05
Number of accumulation units outstanding at end of period	19,703	6,758
PUTNAM VT INVESTORS
Value at beginning of period	10.53	10.81	10.00
Value at end of period	11.75	10.53	10.81
Number of accumulation units outstanding at end of period	2,334	2,334	2,334
SCHWAB GOVERNMENT MONEY MARKET
Value at beginning of period	9.90	9.96	10.00
Value at end of period	9.84	9.90	9.96
Number of accumulation units outstanding at end of period	60,815	15,636	15,760
SCHWAB S&P 500 INDEX
Value at beginning of period	10.85	10.79	10.00
Value at end of period	12.04	10.85	10.79
Number of accumulation units outstanding at end of period	56,538	60,960	1,277
SENTINEL VARIABLE PRODUCTS BOND
Value at beginning of period	9.72	10.00
Value at end of period	9.74	9.72
Number of accumulation units outstanding at end of period	-	-
T. ROWE PRICE HEALTH SCIENCES
Value at beginning of period	13.67	12.23	10.00
Value at end of period	12.12	13.67	12.23
Number of accumulation units outstanding at end of period	1,005	1,005	1,005
TEMPLETON FOREIGN VIP
Value at beginning of period	8.00	10.00
Value at end of period	8.52	8.00
Number of accumulation units outstanding at end of period	3,123	1,406
TEMPLETON GLOBAL BOND VIP
Value at beginning of period	9.37	9.86	10.00
Value at end of period	9.59	9.37	9.86
Number of accumulation units outstanding at end of period	1,653	4,555	417
VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND
Value at beginning of period	8.06	10.00
Value at end of period	8.52	8.06
Number of accumulation units outstanding at end of period	-	1,589
Investment Division (0.85)	2016	2015	2014
AB VPS GROWTH AND INCOME
Value at beginning of period	10.69	10.00
Value at end of period	11.80	10.69
Number of accumulation units outstanding at end of period	-	-
AB VPS REAL ESTATE INVESTMENT
Value at beginning of period	11.09	10.00
Value at end of period	11.85	11.09
Number of accumulation units outstanding at end of period	835	835
ALGER LARGE CAP GROWTH
Value at beginning of period	10.77	10.00
Value at end of period	10.59	10.77
Number of accumulation units outstanding at end of period	-	-
AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH
Value at beginning of period	9.99	10.00
Value at end of period	11.24	9.99
Number of accumulation units outstanding at end of period	-	-
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL
Value at beginning of period	9.32	10.00
Value at end of period	8.73	9.32

App A-3

Number of accumulation units outstanding at end of period	-	-
AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE
Value at beginning of period	10.65	10.91	10.00
Value at end of period	12.96	10.65	10.91
Number of accumulation units outstanding at end of period	839	839	839
AMERICAN CENTURY INVESTMENTS VP VALUE
Value at beginning of period	10.16	10.00
Value at end of period	12.14	10.16
Number of accumulation units outstanding at end of period	-	-
BLACKROCK GLOBAL ALLOCATION VI
Value at beginning of period	9.76	10.00
Value at end of period	10.08	9.76
Number of accumulation units outstanding at end of period	-	-
COLUMBIA VARIABLE PORTFOLIO - LARGE CAP GROWTH
Value at beginning of period	10.00
Value at end of period	10.49
Number of accumulation units outstanding at end of period	-
DELAWARE VIP SMALL CAP VALUE
Value at beginning of period	9.53	10.00
Value at end of period	12.42	9.53
Number of accumulation units outstanding at end of period	-	-
DELAWARE VIP SMID CAP GROWTH
Value at beginning of period	11.84	10.00
Value at end of period	12.71	11.84
Number of accumulation units outstanding at end of period	-	-
DEUTSCHE CAPITAL GROWTH VIP
Value at beginning of period	10.00
Value at end of period	12.26
Number of accumulation units outstanding at end of period	-
DREYFUS IP MIDCAP STOCK
Value at beginning of period	10.40	10.00
Value at end of period	11.91	10.40
Number of accumulation units outstanding at end of period	-	-
DREYFUS VIF GROWTH AND INCOME
Value at beginning of period	10.73	10.00
Value at end of period	11.70	10.73
Number of accumulation units outstanding at end of period	1,866	1,866
GREAT-WEST SECUREFOUNDATION BALANCED
Value at beginning of period	10.07	10.23	10.00
Value at end of period	10.86	10.07	10.23
Number of accumulation units outstanding at end of period	98,212	102,826	41,078
INVESCO V.I. GROWTH & INCOME FUND
Value at beginning of period	10.16	10.00
Value at end of period	12.06	10.16
Number of accumulation units outstanding at end of period	-	-
INVESCO V.I. INTERNATIONAL GROWTH
Value at beginning of period	9.26	10.00
Value at end of period	9.14	9.26
Number of accumulation units outstanding at end of period	1,018	1,018
INVESCO V.I. MID CAP CORE EQUITY
Value at beginning of period	9.50	10.00
Value at end of period	10.68	9.50
Number of accumulation units outstanding at end of period	-	-
JANUS ASPEN BALANCED
Value at beginning of period	10.32	10.00
Value at end of period	10.68	10.32
Number of accumulation units outstanding at end of period	27,564	9,406
JANUS ASPEN FLEXIBLE BOND
Value at beginning of period	9.94	10.00
Value at end of period	10.08	9.94
Number of accumulation units outstanding at end of period	5,846	5,846
JANUS ASPEN GLOBAL RESEARCH
Value at beginning of period	9.97	10.00

App A-4

Value at end of period	10.10	9.97
Number of accumulation units outstanding at end of period	706	706
JPMORGAN INSURANCE TRUST INTREPID MID CAP
Value at beginning of period	9.16	10.00
Value at end of period	10.18	9.16
Number of accumulation units outstanding at end of period	-	-
JPMORGAN INSURANCE TRUST SMALL CAP CORE
Value at beginning of period	10.19	10.00
Value at end of period	12.15	10.19
Number of accumulation units outstanding at end of period	1,825	1,825
LAZARD RETIREMENT EMERGING MARKETS EQUITY
Value at beginning of period	7.06	10.00
Value at end of period	8.45	7.06
Number of accumulation units outstanding at end of period	1,084	1,084
LVIP BARON GROWTH OPPORTUNITIES
Value at beginning of period	10.09	10.69	10.00
Value at end of period	10.56	10.09	10.69
Number of accumulation units outstanding at end of period	857	857	857
MFS VIT II INTERNATIONAL VALUE
Value at beginning of period	10.14	10.00
Value at end of period	10.44	10.14
Number of accumulation units outstanding at end of period	-	-
NVIT MID CAP INDEX
Value at beginning of period	10.16	10.53	10.00
Value at end of period	12.08	10.16	10.53
Number of accumulation units outstanding at end of period	1,447	1,447	864
OPPENHEIMER GLOBAL
Value at beginning of period	10.17	10.00
Value at end of period	10.09	10.17
Number of accumulation units outstanding at end of period	884	884
OPPENHEIMER INTERNATIONAL GROWTH
Value at beginning of period	9.22	10.00
Value at end of period	8.95	9.22
Number of accumulation units outstanding at end of period	-	-
OPPENHEIMER MAIN STREET SMALL CAP
Value at beginning of period	10.19	10.92	10.00
Value at end of period	11.92	10.19	10.92
Number of accumulation units outstanding at end of period	850	850	850
PIMCO VIT HIGH YIELD
Value at beginning of period	9.65	9.89	10.00
Value at end of period	10.75	9.65	9.89
Number of accumulation units outstanding at end of period	901	901	901
PIMCO VIT LOW DURATION
Value at beginning of period	9.87	10.00
Value at end of period	9.92	9.87
Number of accumulation units outstanding at end of period	1,983	1,983
PIMCO VIT TOTAL RETURN
Value at beginning of period	10.02	10.00
Value at end of period	10.20	10.02
Number of accumulation units outstanding at end of period	3,190	6,707
PUTNAM VT INVESTORS
Value at beginning of period	10.49	10.00
Value at end of period	11.69	10.49
Number of accumulation units outstanding at end of period	-	-
SCHWAB GOVERNMENT MONEY MARKET
Value at beginning of period	9.87	9.95	10.00
Value at end of period	9.79	9.87	9.95
Number of accumulation units outstanding at end of period	12,560	5,199	29,574
SCHWAB S&P 500 INDEX
Value at beginning of period	10.82	10.78	10.00
Value at end of period	11.98	10.82	10.78
Number of accumulation units outstanding at end of period	33,155	22,784	3,353

App A-5

SENTINEL VARIABLE PRODUCTS BOND
Value at beginning of period	9.69	9.90	10.00
Value at end of period	9.69	9.69	9.90
Number of accumulation units outstanding at end of period	4,834	4,834	907
T. ROWE PRICE HEALTH SCIENCES
Value at beginning of period	13.62	10.00
Value at end of period	12.06	13.62
Number of accumulation units outstanding at end of period	-	-
TEMPLETON FOREIGN VIP
Value at beginning of period	7.97	10.00
Value at end of period	8.47	7.97
Number of accumulation units outstanding at end of period	-	-
TEMPLETON GLOBAL BOND VIP
Value at beginning of period	9.34	10.00
Value at end of period	9.54	9.34
Number of accumulation units outstanding at end of period	-	-
VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND
Value at beginning of period	8.03	10.00
Value at end of period	8.48	8.03
Number of accumulation units outstanding at end of period	-	-

App A-6

Appendix B – Net Investment Factor

The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

(i) the net asset value per share of the Portfolio shares determined as of the end of the current valuation period, plus

(ii) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current valuation period, plus or minus

(iii) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Sub-Account, and

(b) is the result of:

(i) the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding valuation period; plus or minus

(ii) the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding valuation period; and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.65% if you have selected Death Benefit Option 1 or 0.85% if you have selected Death Benefit Option 2.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.

The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

App B-1